UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust – March 5/3

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

March 31, 2013

Annual Report

Touchstone Strategic Trust

Touchstone International Value Fund

Touchstone Small Cap Growth Fund

(formerly known as Touchstone Micro Cap Value Fund)

Touchstone Small Company Value Fund

Touchstone Strategic Income Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 18
Tabular Presentation of Portfolios of Investments	19 - 20
Portfolios of Investments:
Touchstone International Value Fund	21
Touchstone Small Cap Growth Fund (formerly known as Touchstone Micro Cap Value Fund)	23
Touchstone Small Company Value Fund	28
Touchstone Strategic Income Fund	30
Statements of Assets and Liabilities	36 - 37
Statements of Operations	38 - 39
Statements of Changes in Net Assets	40 - 43
Statements of Changes in Net Assets - Capital Stock Activity	44 - 47
Financial Highlights	48 - 55
Notes to Financial Statements	56 - 74
Report of Independent Registered Public Accounting Firm	75
Other Items (Unaudited)	76 - 80
Management of the Trust (Unaudited)	81 - 83
Privacy Protection Policy	87

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. The fiscal year end of the Fifth Third Fund Trust was changed from July 31 to March 31 when Touchstone completed its acquisition of Fifth Third Funds in September 2012. Therefore, you are receiving this annual report for an abbreviated eight-month period. Inside you will find key financial information and manager commentaries for the period ended March 31, 2013.

At the outset of the period, U.S. equity markets were preoccupied with politics, including the U.S. Presidential campaign and election, and the uncertainty surrounding the fiscal cliff debate that lasted through year-end. Equity markets finished 2012 with positive returns and 2013 ushered in a resurgent bull market as investors brushed off political uncertainties resulting from U.S. debt and sequester negotiations.

Outside the U.S., the period was marked by improving confidence as European fiscal concerns lessened and Chinese economic data showed modest improvement. The European Central Bank enacted stimulus measures early in the period to offset Europe’s widespread debt crisis, contributing to improving investor confidence and a global equity rally through period end.

International stocks outperformed U.S. stocks and value stocks outpaced growth stocks for the period. From a market capitalization perspective, mid-cap stocks led small- and large-cap stocks, though each generated double-digit returns.

In the U.S., the Federal Reserve’s third round of quantitative easing was in place as the period commenced and the low interest rate environment persisted throughout. The non-U.S. Treasury sectors of the bond market outperformed the investment grade sectors.

We continue to believe that diversification is essential to balancing risk and return. We recommend that you consult with your financial professional to build an asset allocation strategy that meets your long-term goals.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific areas of expertise.

We thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Value Fund

Sub-Advised by Barrow, Hanley, Mewhinney & Strauss, LLC

Investment Philosophy

The Touchstone International Value Fund seeks long-term capital growth by primarily investing in equity securities of non-U.S. companies believed to be undervalued and searches for companies that have price-to-earnings and price-to-book ratios below the market, free cash flow ratios at or below the market and dividend yields above the market.

Fund Performance

The Touchstone International Value Fund (Class A Shares) underperformed its benchmark, the MSCI EAFE Index, for the eight-month period ended March 31, 2013. The Fund’s total return was 11.15 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 18.45 percent. Prior to September 10, 2012, the performance, rating and ranking history for this Fund was that of the Fifth Third International Equity Fund, managed by Fifth Third Asset Management.

Market Environment

Since the financial crises of 2008, global equity market returns have been increasingly driven by coordinated stimulus and government intervention. Stock correlations within individual sectors have also risen dramatically, particularly in the historically defensive sectors such as Health Care, Consumer Staples, Utilities, and Telecommunication Services. The resulting dispersion of returns has been at all-time lows, which has made it difficult for individual companies to distinguish themselves. Consequently, the markets have been challenging for active equity managers to generate excess returns.

The fourth quarter of 2012 was strong for international equities, whether developed or emerging. The eurozone was mostly stable during the period, following the European Central Bank’s (ECB) reassuring promise to buy bonds in a euro-style version of Quantitative Easing (“QE”). In Asia, previous fears of a Chinese hard landing abated as the country’s new administration took office and evidence of increased economic activity emerged. In Japan, the election of the country’s new prime minister generated much excitement, as did the Liberal Democratic Party’s new commitment to aggressive monetary easing to weaken the yen, which should be a boost for Japanese exporters. Across asset classes, risk aversion was a priority for some investors, whose concerns over macro-economic events led them to the perceived safety of government bonds and other strategies to hedge risk. However, in a continued environment of massive global liquidity and a lower interest rate environment in many parts of the world, investors were rewarded for moving out of the risk spectrum into stocks and other higher beta1 assets. Sector performance was driven by improved expectations for a stable and improving global economy as stocks in the Financials and Consumer Discretionary sectors led the market. Energy stocks lagged on lower commodity prices, while investors moved away from the Utilities and Telecommunication Services sectors, which were last year’s safe havens.

Throughout the first quarter of 2013, equity market performance around the globe was generally strong but experienced a significant reversal in leadership over the prior quarter. The best performance occurred in some of the most mature, developed markets—led by the U.S. and Japan—where expansionary monetary policies drove demand for risk assets. Emerging markets lagged, as Chinese growth prospects cooled. Meanwhile, sectors that are more exposed to developed markets—such as Financials, Health Care, and Consumer stocks—performed well. Japanese equities continued to rally on expectations of further actions by the Bank of Japan and central government to stimulate growth. Prospects for economic growth in Europe remain muted as the continent continues to work through the mire of its sovereign debt crisis. Cyprus’ banking crisis late in the first quarter put pressure on many European banks, effectively creating headwinds for the remainder of the quarter. U.S.

4

Management's Discussion of Fund Performance (Unaudited)

(Continued)

asset markets were propelled during the period and continued to generate upward momentum. The United States’ easy monetary policy positively impacted the private sector, as household debt service declined materially from its peak in 2007.

Portfolio Review

Throughout the eight-month period, stock selection and weighting within the Materials sector was the largest contributor to the Fund’s relative performance. Stock selection in the Utilities sector also contributed during the period. Stock selection and weighting in the Financials, Information Technology, and Consumer Discretionary sectors were the primary detractors during the period. From a regional standpoint, the Fund’s underweight position and stock selection in Europe, primarily in the Financials sector, also detracted for the period. Weak stock selection in Japan was the largest detractor for the Fund over the period.

Stocks that detracted from performance throughout the period were Vodafone Group PLC (Telecommunication Services sector), Philip Morris International Inc. and Imperial Tobacco Group PLC (Consumer Staples sector), Teva Pharmaceutical Industries Ltd. (Health Care sector) and ING Groep N.V. and Banco Santander S.A. (Financials sector). Vodafone Group, a U.K.-based communications company, suffered due to weak operating results in Southern Europe and from a general reduction of dividends throughout the industry in Continental Europe. Vodafone’s management reduced cash flow guidance for fiscal 2013, which also contributed to the stock’s poor performance. Philip Morris International, a manufacturer of tobacco products, underperformed significantly during the fourth quarter, after having produced solid performance during the first nine months of 2012. All tobacco stocks sold off during the quarter, regardless of where they did business, as investors were rattled about possible U.S. price wars that might be instigated by Altria Group Inc. That said, Altria Group announced cigarette price increases in November and Philip Morris International stock suffered as a result. Imperial Tobacco Group, a British multinational tobacco company, suffered chiefly from a geography problem, given that more than 60 percent of its earnings come from Europe and the United Kingdom and many of the consumers in these regions are enduring severe economic pressure. Teva Pharmaceutical Industries, an Israel-based global pharmaceutical company, saw its stock decline as the company suffered through a CEO transition, weak earnings from its European business, and concern over the contribution to earnings from its largest branded drug, Copaxone. ING Groep, a European-based financial company, performed poorly after the financial crisis in Cyprus put pressure on all banking institutions in the eurozone and generated concerns over deposit outflows in southern Europe. Banco Santander, a Spain-based financial company, was weak in the quarter largely as a result of the Cypriot proposal to penalize depositors.

Contributors to performance for the period were Amada Company Ltd., Mabuchi Motor Co. Ltd., Embraer S.A. and MTU Aero Engines Holdings AG (Industrials sector), Canon Inc. (Information Technology sector), Itochu Corp. (Consumer Discretionary sector) and Novartis AG (Health Care sector). Amada Company, a Japan-based manufacturing company, performed positively due to a substantial weakening of the yen as well as increased optimism that the global economy will avoid a near-term recession. Mabuchi Motor Co., a Japan-based auto motor company, announced plans to reduce its capital expenditures in 2013 and increase the company’s dividend, which benefited the stock. Embraer, a Brazil-based aircraft manufacturer, saw its shares move higher primarily due to increased orders for the company’s aircraft. After a mid-January order for 20 aircraft, the company announced another airline company’s order of 47 E-Jets, with options for an additional 47. MTU Aero Engines Holdings is a German-based company that manufactures aircraft engine components and provides engine maintenance. The company’s positive performance during the period was the result of continued strong trends in the commercial aerospace industry and company management’s guidance of volume growth of new engines throughout 2016. Canon is a Japan-based manufacturing company, which operates in the office, consumer and industrial market segments. Canon’s shares ended the quarter on a high note as the yen weakened and the company’s DSLR (digital single-lens reflex) camera business continued to show solid order trends. The DSLR segment continues to benefit from duopoly status, strong pricing on lenses, and increasing penetration

5

Management's Discussion of Fund Performance (Unaudited)

(Continued)

in developing countries. Itochu, a Japan-based trading company, posted solid operational results during the period, as shares were driven by improved investor sentiment on Japan as well as some movement in commodities in which the company is invested. Novartis, a multinational pharmaceutical company based in Switzerland, remained a solid performer primarily because of its strong new drug pipeline and its implementation of cost reductions. Though some of its drugs suffered from the “patent cliff,” whereby the patents on their drugs had expired, Novartis still maintained a diverse product lineup with many products not impacted by patent expiration issues.

Outlook

Globally, margins and profits remain at high levels and companies are generating significant amounts of free cash flow. As a result, we expect “return of capital” will continue to be an important theme in 2013, as companies deploy cash to increase dividends, share repurchases, and global mergers and acquisitions activity. Furthermore, we believe that despite several years of robust equity returns, most markets around the world are still reasonably valued and we continue to find attractive individual stock opportunities in every major region of the world for the Fund’s relatively concentrated portfolio. While the last year was particularly challenging, we believe the Fund’s fundamental, concentrated process is well positioned for the market environment going forward. As such, we anticipate stocks will continue to become less correlated and individual company fundamentals will matter more. In our opinion, the Fund, comprised of a collection of companies with discounted valuations and above-average earnings and yield prospects, is strategically positioned to capitalize on these opportunities.

1Beta is a measure of the volatility of a portfolio relative to its benchmark.

6

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Value Fund - Class A* and the MSCI EAFE Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares commenced operations on August 18, 1994, Class C shares commenced operations on April 25, 1996, Class Y shares commenced operations on October 9, 1998 and Institutional Class shares commenced operations on September 10, 2012. The Class C shares performance information was calculated using the historical performance of Class A shares for periods prior to April 25,1996, Class Y shares performance information was calculated using the historical performance of Class A shares for periods prior to October 9, 1998 and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to September 10, 2012. The returns have been restated for sales charges and for fees applicable to Class C, Class Y, and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

MSCI EAFE is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

7

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Growth Fund

Sub-Advised by Russell Implementation Services, Inc.

As discussed here and in the Subsequent Events section of the Notes to Financial Statements, the Touchstone Micro Cap Value Fund became the Touchstone Small Cap Growth Fund on April 26, 2013. This Annual Report presents the financial information and manager commentaries relating to the Fund as it existed during the relevant period, August 1, 2012 through March 31, 2013. In other words, this discussion and the remainder of the Annual Report are applicable to the previous micro-cap strategies and investments employed by the Fund through March 31, 2013 and are not financial information and commentaries related to the Fund’s small-cap growth strategies and investments that came into effect on April 26, 2013. Following this commentary and throughout this Annual Report the Touchstone Micro Cap Value Fund is referred to by its current name,Touchstone Small Cap Growth Fund.

Investment Philosophy

For the period of August 1, 2012 through January 15, 2013, the Touchstone Micro Cap Value Fund was sub-advised by Fifth Third Asset Management, Inc. For the period of January 16, 2013 through March 31, 2013, the Fund was managed by Russell Implementation Services, Inc. The Fund seeks capital appreciation by investing primarily in equity securities of micro-cap companies.

Fund Performance

The Touchstone Micro Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell Microcap® Value Index, for the 8-month period ended March 31, 2013. The Fund’s total return was 20.93 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 22.15 percent.

Market Environment

Merger and Acquisition activity can be an important driver for the micro-cap sector and buy-out activity accelerated in 2012 in part due to anticipated changes to the tax code. Avoidance of the “Fiscal Cliff” and signs of improving employment conditions helped spur the market higher into the first quarter of 2013.

The Consumer Discretionary and Industrials sectors were the strongest performing sectors as signs of continued, albeit modest, economic growth in the U.S. has been an important driver of investor interest in these more cyclical sectors. The Energy sector was the only sector to experience negative returns during this period. A decline in the price of oil was the main performance driver.

Portfolio Review

For the period August 1, 2012 through March 31, 2013, there was wide performance dispersions across the sectors. The top returning sectors were Consumer Discretionary, Industrials, and Health Care. The weakest sectors were Energy and Utilities.

Stocks that contributed to performance for the period included OfficeMax Inc. (Consumer Discretionary sector), a retail office products company which provided strong performance following a buyout offer from competitor Office Depot, Inc. (Consumer Discretionary sector). Power Secure International (Industrials sector), which provides products and services to electric utilities, saw strong performance due to better than expected earnings and contract wins. BioScrip, Inc. (Health Care sector), which provides home infusion services, rallied on improving business conditions and acquisitions. Ducommun Inc. (Industrials sector), an aerospace and defense product and service provider, outperformed following stronger than expected earnings.

8

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Stocks that detracted from performance for the period included Inteliquent (name changed to Neutral Tandem, Inc.) (Information Technology sector), a telecommunications equipment provider that reported a large earnings miss, guided down estimates and announced executive departures. The Dolan Co. (Consumer Discretionary sector), a professional services company, reported an earnings miss and a write down of assets, which put downward pressure on the stock. Great Panther Silver Ltd. (Materials sector), a silver mining and production company, has seen earnings weakness due to cost overruns. Endeavor International Corp. (Energy sector), an oil and gas exploration and production company, has seen significant share price weakness partly due to production shortfalls and halted operations at one well due to storm damage. A cash position that averaged approximately 6.5% of the Fund’s portfolio also detracted from performance.

Outlook

On February 21, 2013, the Board of Trustees approved changes to the Fund’s name, sub-advisor, and investment goals and strategy. Effective April 26, 2013, the Fund was renamed the Touchstone Small Cap Growth Fund and will seek long-term capital growth by primarily investing in small-cap companies.

9

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Growth Fund - Class A*, Russell 2000® Value Index and the Russell Microcap® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares and Class C shares commenced operations on August 13, 2001, Class Y shares commenced operations on February 1, 1998 and Institutional Class shares commenced operations on September 10, 2012. The Class A and Class C shares performance information was calculated using the historical performance of Class Y shares for periods prior to August 13, 2001 and Institutional Class shares performance information was calculated using the historical performance of Class Y shares for periods prior to September 10, 2012. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

The Russell 2000®Value Index measures the performance for those Russell 2000®companies with lower price-to book ratios and lower forecasted growth values.

The Russell Microcap®Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

10

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Company Value Fund

Sub-Advised by DePrince, Race & Zollo, Inc.

Investment Philosophy

The Touchstone Small Company Value Fund seeks long-term capital appreciation by investing primarily in common stocks of small-cap companies that appear to be trading below their perceived value. The Fund utilizes a bottom-up security selection process that consists of three factors: dividend yield, low valuation, and a fundamental catalyst. For the period of August 1, 2012 to September 9, 2012, the Fund was sub-advised by Fifth Third Asset Management, Inc. Following an acquisition by Touchstone Advisors, Inc. of certain Fifth Third Funds, DePrince, Race & Zollo Inc. was appointed the Fund’s sub-advisor effective September 10, 2012 and repositioned the portfolio to realign with its new strategy resulting in elevated turnover in the portfolio.

Fund Performance

The Touchstone Small Company Value Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Value Index, for the eight-month period ended March 31, 2013. The Fund’s total return was 20.74 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 23.01 percent.

Market Environment

In the past eight months, the markets experienced a significant change in sentiment. Despite slower global activity and mixed economic data as the third quarter of 2012 closed, markets were supported by companies reporting in-line earnings on reduced expectations and the announcement of another round of quantitative easing by the Federal Reserve (the “Fed”). Even with a slower economic backdrop, U.S. companies continued to execute operationally, and equity market valuations remained attractive relative to alternative investments and historical averages. The fourth quarter of 2012 was marked by economic and political uncertainty both domestically and overseas. Investors grew concerned over the pace of the economic recovery, the impending fiscal cliff decision, and the presidential election. However, gains in employment boosted consumer confidence, which continues to drive the recovery in the auto and housing markets. Improvements in manufacturing and service sectors also supported global markets in the quarter. Amid the dramatic macro-economic swings that dominated markets in 2012, the stock market was able to remain forward-looking as economic conditions improved. This resulted in the U.S. major stock indexes reaching record highs during the first quarter of 2013 as investors continued to move money into U.S. equities.

Portfolio Review

Stock selection in the Energy sector and an underweight to the Consumer Discretionary sector were the largest detractors from Fund performance during the period. Additional detracting sectors for the period were the Materials and Telecommunication Services sectors. Throughout the eight-month period, overall stock selection and an overweight of the Health Care sector were the largest overall contributors to the Fund’s performance. The Information Technology, Utilities, and Consumer Staples sectors were additional contributors to performance during the period.

Among the individual stocks that contributed to Fund performance were Brooks Automation Inc. and Methode Electronics Inc. (both from the Information Technology sector), ALLETE Inc. and Black Hills Corp. (both from the Utilities sector). United Stationers Inc., Ryder System Inc., Harsco Corp. (all from the Industrials sector), Kronos Worldwide, Inc., and Titanium Metals Corp. (both from the Materials sector), and Steris Corporation and Meridian Bioscience, Inc. (both from the Health Care sector) were also contributors. Brooks Automation, a provider of automation, vacuums and instrumentation solutions, saw its shares rise during the period. The company reduced costs, achieved several new design wins in its core semiconductor business, and remained

11

Management's Discussion of Fund Performance (Unaudited)

(Continued)

committed to its emerging growth opportunity in the life sciences segment. Methode Electronics, a manufacturer of component and subsystem devices, saw its shares benefit due to positive results from its recently launched program for center consoles and trailer brake switches in General Motors’ GMT900 replacement platform. This is the largest program in company history and should continue to boost revenues. Methode Electronics also produces the TouchSensor program for Whirlpool appliances, which is beneficial as well. The Fund’s two Utilities sector holdings, ALLETE and Black Hills, also contributed to relative performance. Ryder System, a truck leasing company, exhibited better-than-expected earnings results on improved margins. Demand for this cost efficient alternative to purchasing trucks remains strong, and we believe Ryder’s margins will continue to improve as they integrate their new fleet of more energy efficient and technologically advanced trucks. United Stationers, a wholesale distributor of business products, had solid earnings and an accretive acquisition. Kronos Worldwide produces titanium dioxide, a key chemical component in making paint, and is directly tied to the housing and plastic markets. The stock’s performance was due to tighter inventory levels, better pricing, and improving construction outlooks in the U.S. and Asia. Titanium Metals accepted a takeover bid by Precision Castparts Corp. and was sold in December. Steris is a maker of antibacterial gel used in hospitals and doctor’s offices. The company got a positive FDA announcement, as expected, late in the third quarter of 2012 and released earnings that showed significant improvement in net income and free cash flow as a result of increased sales and better expense management. Meridian Bioscience is the maker of diagnostic test kits sold to clinics and hospitals for use in detecting strep A & B, along with numerous other infectious diseases. The company benefitted from the FDA approval of new tests.

Among the individual stocks that detracted from Fund performance were Noranda Aluminum Holding Corp. and Schnitzer Steel Industries Inc. (both from the Materials sector) and W&T Offshore Inc. (Energy sector). Noranda Aluminum, a producer of aluminum products and rolled aluminum coils, suffered as a result of international growth concerns. However, Noranda Aluminum is vertically integrated and should see incremental profitability improvement from increases in its bauxite capacity—a key input to alumina and aluminum production—through dredging and rail expansion in Jamaica. Aluminum supply should also tighten as high-cost producers are under severe cost pressures. Schnitzer Steel Industries, a recycler of ferrous and nonferrous scrap material, was also negatively impacted by international growth factors. We remain constructive on Schnitzer Steel, as the company is seeing positive results from its internal cost reduction program. Company management has reduced its selling, general and administrative (SG&A) expenses by 10 percent in the past year and plans to continue the program through year-end. The company is also growing its auto parts segment, which should benefit from strengthening domestic auto sales. Better auto sales and construction activity provided incremental sources of scrap supply, which should boost processing spreads. W&T Offshore is an exploration and production company with concentrations in the Gulf of Mexico, and onshore operations in the Permian Basin and East Texas. W&T Offshore traded lower on growth and production concerns despite beating its earnings expectations for the fourth quarter of 2012. The company remains committed to diversifying its onshore assets through acquisitions and we expect it should benefit from seven additional horizontal drilling sites planned this year at the Yellow Rose Wolfberry project. EXCO Resources, Inc. is tied to natural gas prices, which were rising in the second half of the year until December when they were negatively impacted by the milder winter weather. EXCO is divesting non-strategic assets and expects to generate close to $1 billion in proceeds to fund significant oil acquisitions going forward.

Outlook

With regard to the Fund, we believe low relative valuations combined with improving earnings outlooks and supportive central bank policies should provide a supportive backdrop for the portfolio as we enter the second quarter of 2013. We also expect the Fund to remain positioned in companies that can benefit from the ongoing economic recovery, albeit to a lesser degree than it was at the beginning of the year. For example, at the end of the first quarter, the Fund’s bottom-up process led the Fund’s portfolio to an overweight in economically sensitive sectors such as Information Technology, Industrials, and Materials.

12

Management's Discussion of Fund Performance (Unaudited)

(Continued)

We believe the fundamental backdrop for financial companies continues to show improvement. These stocks have screened well on a valuation basis for several quarters, but we are now gaining conviction in fundamental catalysts to increase the Fund’s exposure to the space. As the yield curve steepens, the housing and commercial real estate markets recover, and credit quality and loan growth improve, we remain constructive on bank stocks. Furthermore, we believe increased mergers and acquisitions activity should also continue to fuel the positive sentiment toward the sector. Going forward, we remain concerned that the weakness in Europe and Asia could impact the domestic economic recovery, even though it continues to show incremental signs of strength. We are also concerned the strong momentum may not be sustainable given the tepid rate of recovery we’ve seen in the underlying economy.

13

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Comparison of the Change in Value of a $10,000 Investment in the Small Company Value Fund - Class A* and the Russell 2000® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class C shares and Class Y shares commenced operations on April 1, 2003, and Institutional Class shares commenced operations on September 10, 2012. Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to September 10, 2012. The returns have been restated for sales charges and for fees applicable to Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Russell 2000® Value Index measures the performance for those Russell 2000® companies with lower price-to book ratios and lower forecasted growth values.

14

Management's Discussion of Fund Performance (Unaudited)

Touchstone Strategic Income Fund

Sub-Advised by Fifth Third Asset Management, Inc.

Investment Philosophy

The Fund seeks a high level of income consistent with reasonable risk by investing in a variety of income-producing asset classes including debt securities, common stock, and preferred stock. A top-down macro-economic perspective, along with bottom-up security selection analysis, with an emphasis on quality, relative value, and high current income is employed. The approach seeks to maximize risk-adjusted returns through fundamental research, quantitative modeling, and capital structure analysis by evaluating companies on such factors as sales, assets, earnings, markets, and management. Correlation analysis, the statistical measure of how two securities move in relation to each other, is conducted between asset classes in an effort to build a portfolio with low correlation to both stocks and bonds.

Fund Performance

The Touchstone Strategic Income Fund (Class A Shares) outperformed its benchmark the Barclays U.S. Aggregate Bond Index for the eight-month period ended March 31, 2013. The Fund’s total return was 4.77 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 0.29 percent.

Market Environment

The macro-economic backdrop was characterized by spread tightening, yield compression, and an increasingly sharp investor focus on yield as fixed-income assets delivered solid performance during the eight-month period. Upward yield pressure was kept in check by a combination of coordinated quantitative easing among the world’s central banks and a continued slow-growth environment still burdened by high debt amounts.

While the beginning of the period did not provide much reason to celebrate, the markets still indicated that they generally felt reassured by continued policy support for liquidity, especially in Europe. Accordingly, the U. S. Treasury market began the period flat to slightly negative, restrained by the tilt toward an environment that favored “risk-on” strategies. U.S. economic data remained relatively weak, albeit steady, as Europe continued to wallow in recession. Stocks finished with strength at the outset of the period. As corporate spreads continued to narrow, bonds also improved. Gold began the period reinvigorated by the strong talk of more monetary stimulus and climbed sharply. Real Estate Investment Trusts (REITs), in contrast, underperformed the general stock market.

Toward year-end 2012, the markets generally avoided downward volatility aside from a brief selloff after the U.S. election. The Federal Reserve (Fed) gave a hint of an exit strategy in its last meeting of the year stating it would target 6.5% unemployment as the best time to withdraw stimulus. For the most part, this environment created a “grind it out” ending to 2012. U.S. stocks were flat to slightly down as they consolidated large gains made earlier in the period. Long-term U.S. Treasury bonds rose from historic lows on hopes of better growth ahead and, at year-end, a deal to avoid the front page crisis known as the “fiscal cliff.”

The equity markets started off 2013 with continued reports of solid earnings in the U.S. Overall, economic data in the U. S. proved steady as the Fed reiterated its accommodative stance, despite continued speculation that its quantitative easing policies would start unwinding sometime in 2013. Meanwhile, the ongoing relative calm in the Eurozone was read by investors as a net positive as well. In early 2013, a sovereign debt scare arose in Cyprus as bank customer savings were “bailed in” to rescue banks there with fresh liquidity. However, the rest of early 2013 passed relatively quietly in Europe with very limited cross-border, sovereign-debt contagion. Simultaneously, Japan’s economy showed signs of life as that country’s new regime reiterated their intent to weaken the yen until deflation was defeated.

15

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Portfolio Review

Core bond holdings contributed to Fund performance during the period, led by new purchases and credit rating upgrades. Sovereign bond holdings outperformed, led by Polish government bonds. The Fund’s Investment Grade and High Yield Corporate Bond holdings also outperformed, led by positions in the Industrials and Consumer Discretionary sectors.

The Fund’s Preferred allocation performed well, and benefited from the lower systemic risk in Europe and new issue selection. Even though call risk weighed on appreciation potential, Preferred holdings outperformed, led by American Financial Group, Inc. and First Horizon National Corp. (Financials sector). Selections of new issues and Convertible holdings also helped relative performance. The Fund’s Non-Convertible Preferred allocation kept up with the strong market, with contributions from some of the larger holdings in General Electric Company (Industrials sector), Endurance Specialty Holdings Ltd., Arch Capital Group Ltd., and JPMorgan Chase & Co. (all in the Financials sector). Call activity in Preferreds picked up during the period and the Fund sold issues that Fund management anticipated would be called and were trading at negative yields to their call dates.

Investments in natural resources underperformed in both the Core bond and Preferred portion of the Fund’s portfolio due to weaker oil prices. Additionally, gold continued to have an adverse effect on the Fund’s portfolio. This resulted in selling the Fund’s direct exposure to gold at the end of the period, while continuing to hold some exposure to gold mining on the belief they were oversold. A single gold holding detracted the most from Fund performance, when the Convertible Preferred holding declined during the period on a mix of bad sentiment, labor issues, and a worrisome change of senior management.

The Fund’s equity exposure was additive to performance. The environment shifted from “risk-off” to “risk on” during the period. In this same timeframe, both DDR Corp. and MeadWestvaco Corp. (Consumer Goods sector) were primary contributors to equity performance. Other contributors were Telstra Corp. Ltd. (Technology sector) and Valero Energy Corp. (Utilities sector) which provided strong performance as refinery stocks were in favor. Telstra, which contributed strongly over the period, hit its target and was sold. The Fund added Marathon Petroleum Corp. (Materials sector) while exiting Rockwell Automation, Inc. (Industrial Goods sector) after it rallied on earnings.

The Fund’s Real Estate Investment Trust (REIT) holdings contributed mixed performance. While the Fund’s REIT allocation benefitted particularly from positions in Two Harbors Investment Corp., Starwood Property Trust, Inc., and Hospitality Properties Trust (all in the Financials sector), several of the Fund’s mortgage REITs detracted amid worries that a pickup in mortgage refinancing activity would cause massive cuts to dividends and declines in book value.

Significant changes to the Fund’s portfolio over the period included adding exposure to Equities, Convertibles, and High Yield Corporate Bonds. Stocks that had performed well were sold as they climbed to what we believed were fair value and therefore offered limited potential for further price appreciation.

Outlook

We are doubtful that Fed policies alone will stimulate growth. Nonetheless, we expect to maintain a healthy yield premium to Core bond mandates even as we remain disciplined and wary of market imbalances that may be developing and creating risk. Although interest rates continue to defy expectations, we believe the seeds are being sown for a sustained rise in yields.

While we thought the period would end more eventfully, not much changed. Equities in the U.S. look poised to advance, in our belief, as there appears to be few other options for investors to pursue as credit spreads approach pre-crisis levels and U.S. Treasury yields remain very low. Despite speculation on the part of analysts, the Fed has not moved from its current position. While investors will look to the earnings season for clues on

16

Management's Discussion of Fund Performance (Unaudited)

(Continued)

the market’s direction, nervousness abounds. In keeping with our view that we will continue to experience a relatively slow growth environment, especially in light of the ongoing pullback in government spending referred to as “sequestration,” we remain neutral on the direction of interest rates at this time. Additionally, our belief is that the stock market will continue to work forward (perhaps after a correction), but at a slower and more defensive pace. From a relative value standpoint the common wisdom seems to indicate that there simply aren’t many alternatives to equities worth considering. Common wisdom, however, can be quickly undone. We see at least two wild cards on the horizon that could do just that: Europe’s ongoing Sovereign debt saga, and the tense geopolitical situation in Asia, which seems to be growing hotter by the moment. Even as we revisit our short position on the yen, we are looking for cooler heads to prevail in that region, too.

17

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Strategic Income Fund - Class A* and the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares commenced operations on April 1, 2004, Class C shares commenced operations on October 29, 2001, Class Y shares commenced operations on September 1, 1998 and Institutional Class shares commenced operations on September 10, 2012. The Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of the Fifth Third/ Maxus Income Fund Investor shares, with an inception date of March 10, 1985, for periods prior to April 1, 2004, October 29, 2001 and September 1, 1998, respectively. Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 10, 2012. The returns have been restated for sales charges and for fees applicable to Class A, Class C, Class Y and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

18

Tabular Presentation of Portfolios of Investments (Unaudited)

March 31, 2013

The tables below provide each Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone International Value Fund
Sector Allocation*	(% of Net Assets)
Financials	24.4%
Industrials	17.7
Consumer Staples	11.2
Energy	10.5
Consumer Discretionary	8.2
Health Care	8.0
Utilities	5.2
Information Technology	4.9
Materials	4.4
Telecommunication Services	3.1
Investment Funds	18.7
Other Assets/Liabilities (Net)	(16.3)
Total	100.0%

Touchstone Small Company Value Fund
Sector Allocation*	(% of Net Assets)
Financials	25.6%
Industrials	17.8
Information Technology	16.4
Consumer Discretionary	12.5
Materials	10.9
Energy	5.1
Health Care	4.3
Consumer Staples	3.5
Utilities	1.3
Investment Funds	16.3
Other Assets/Liabilities (Net)	(13.7)
Total	100.0%

Touchstone Small Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Financials	38.3%
Industrials	15.1
Information Technology	10.9
Consumer Discretionary	10.8
Health Care	6.6
Consumer Staples	4.8
Materials	3.7
Energy	3.2
Utilities	3.1
Telecommunication Services	1.5
Rights	0.0
Investment Fund	1.9
Other Assets/Liabilities (Net)	0.1
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

19

Tabular Presentation of Portfolios of Investments (Unaudited)

March 31, 2013 (Continued)

Touchstone Strategic Income Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	25.2%
AA/Aa	7.0
A/A	4.8
BBB/Baa	38.1
BB/Ba	13.3
B/B	6.7
NR	4.9
100.0%

Credit Quality*	(% of Preferred Stocks)
A/A	13.4
BBB/Baa	52.6
BB/Ba	8.6
NR	25.4
100.0%

Sector Allocation**	(% of Net Assets)
Fixed Income Securities	51.4
Preferred Stocks	31.0
Common Stocks
Financials	4.3
Health Care	2.4
Energy	2.3
Utilities	2.1
Industrials	1.4
Information Technology	0.8
Telecommunication Services	0.6
Consumer Staples	0.5
Consumer Discretionary	0.3
Investment Funds	1.8
Other Assets/Liabilities (Net)	1.1
Total	100.0%

*	Composite of Standard and Poors, Moody's and Fitch ratings.
**	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

20

Portfolio of Investments

Touchstone International Value Fund – March 31, 2013

		Market
	Shares	Value

Common Stocks— 97.6%

United Kingdom — 23.9%
Anglo American PLC	68,198	$1,753,317
Barclays PLC	580,231	2,566,883
BP PLC	555,946	3,884,941
Dairy Crest Group PLC	274,747	1,789,260
DS Smith PLC	697,428	2,318,650
Imperial Tobacco Group PLC	113,839	3,976,661
Invensys PLC	295,972	1,577,606
National Grid PLC	299,805	3,484,887
Royal Dutch Shell PLC - Class A	106,622	3,442,814
Sage Group PLC (The)	304,886	1,587,596
Vodafone Group PLC	1,385,480	3,928,261
		30,310,876

Japan — 13.4%
Amada Co. Ltd.	443,000	2,922,431
Canon, Inc.	76,500	2,803,686
ITOCHU Corp.	334,500	4,082,865
Mabuchi Motor Co. Ltd.	55,000	2,956,392
Sumitomo Corp.	199,700	2,509,641
Yokogawa Electric Corp.	182,100	1,818,388
		17,093,403

Switzerland — 8.0%
ABB Ltd.	79,572	1,794,625
ABB Ltd. ADR†	38,100	867,156
Helvetia Holding AG	2,277	917,468
Novartis AG	61,149	4,344,780
Zurich Insurance Group AG	8,062	2,243,738
		10,167,767

Norway — 6.9%
DNB ASA	181,501	2,661,569
Marine Harvest ASA*	2,651,070	2,457,825
Orkla ASA	216,867	1,733,971
Seadrill Ltd.†	48,000	1,786,080
Seadrill Ltd.	3,248	117,725
		8,757,170

France — 6.6%
Casino Guichard Perrachon SA	29,231	3,071,780
GDF Suez	48,736	938,337
Sanofi	42,925	4,361,719
		8,371,836

Singapore — 6.6%
Jardine Cycle & Carriage Ltd.	131,000	5,400,113
United Overseas Bank Ltd.	180,000	2,957,552
		8,357,665

Germany — 6.3%
Daimler AG	51,000	2,774,823
Deutsche Boerse AG	39,406	2,386,474
MTU Aero Engines Holding AG	30,443	2,885,786
		8,047,083

Netherlands — 5.7%
Aegon N.V.	412,600	2,481,037
Delta Lloyd N.V.	154,900	2,656,722
ING Groep NV*	298,643	2,119,656
		7,257,415

Italy — 3.2%
Eni SpA	85,291	1,916,566
Snam SpA	470,708	2,145,615
		4,062,181

Brazil — 2.9%
Brookfield Incorporacoes SA	617,600	761,016
Embraer SA ADR	80,800	2,882,136
		3,643,152

Spain — 2.2%
Banco Santander SA	416,288	2,797,238

Austria — 2.1%
Erste Group Bank AG*	97,700	2,721,403

Denmark — 1.8%
Danske Bank AS*	131,225	2,346,365

Russia — 1.7%
Rosneft OAO GDR	286,300	2,184,241

Korea — 1.7%
Shinhan Financial Group Co. Ltd.	60,550	2,168,720

Israel — 1.2%
Teva Pharmaceutical Industries Ltd. ADR	38,500	1,527,680

Hong Kong — 1.2%
Yue Yuen Industrial Holdings Ltd.	455,700	1,485,235

United States — 1.0%
Philip Morris International, Inc.	13,100	1,214,501

Cayman Islands — 0.7%
Dongyue Group†	1,581,600	916,864

Luxembourg — 0.5%
Arcelormittal	47,888	616,924
Total Common Stocks		$124,047,719

Investment Funds— 18.7%
Invesco Government & Agency
Portfolio, Institutional Class**	2,451,274	2,451,274
Touchstone Institutional Money Market
Fund^	21,291,834	21,291,834
Total Investment Funds		$23,743,108

21

Touchstone International Value Fund

March 31, 2013 (Continued)

Market
Value

Total Investment Securities —116.3%
(Cost $147,078,306)	$147,790,827

Liabilities in Excess of Other Assets — (16.3%)	(20,722,798)

Net Assets — 100.0%	$127,068,029

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2013 was $2,379,203.

Portfolio Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$124,047,719	$—	$—	$124,047,719
Investment Funds	23,743,108	—	—	23,743,108
				$147,790,827

See accompanying Notes to Financial Statements.

22

Portfolio of Investments

Touchstone Small Cap Growth Fund – March 31, 2013

		Market
	Shares	Value

Common Stocks— 98.0%

Financials — 38.3%
1st United Bancorp, Inc.	3,153	$20,368
Access National Corp.	1,674	27,454
ACNB Corp.	1,097	18,276
AG Mortgage Investment Trust, Inc. REIT	659	16,785
American Equity Investment Life Holding Co.	33,239	494,929
American River Bankshares*	2,032	15,260
Ameris Bancorp*	1,481	21,252
Ameriserv Financial, Inc.*	4,390	13,741
Ames National Corp.	1,000	20,860
Apollo Residential Mortgage, Inc. REIT	2,403	53,563
Artio Global Investors, Inc.	4,975	13,531
AV Homes, Inc.*	2,240	29,859
Bancorp, Inc.*	4,907	67,962
Banner Corp.	1,444	45,963
Berkshire Hills Bancorp, Inc.	18,955	484,111
BNC Bancorp	2,726	27,315
Bofi Holding, Inc.*	11,120	398,986
Bridge Capital Holdings*	1,493	22,753
C&F Financial Corp.	478	19,574
Camden National Corp.	1,022	33,808
Capital City Bank Group, Inc.*	1,753	21,650
Capital Southwest Corp.	228	26,220
CapLease, Inc. REIT	47,072	299,849
Cardinal Financial Corp.	4,311	78,374
Cedar Realty Trust, Inc. REIT	7,098	43,369
Center Bancorp, Inc.	28,343	352,303
Centerstate Banks, Inc.	4,691	40,249
Central Valley Community Bancorp	1,529	12,951
CIFC Corp.*	1,378	11,341
Citizens, Inc.*	3,312	27,788
Codorus Valley Bancorp, Inc.	996	16,354
Community Bankers Trust Corp.*	4,221	13,803
Consolidated-Tomoka Land Co.	288	11,303
Consumer Portfolio Services, Inc.*	3,611	42,285
Crawford & Co. - Class B	3,979	30,201
Dime Community Bancshares, Inc.	33,470	480,629
Doral Financial Corp.*	20,145	14,196
Eagle Bancorp, Inc.*	2,716	59,453
EMC Insurance Group, Inc.	9,971	262,536
Farmers Capital Bank Corp.*	1,637	30,776
Farmers National Banc Corp.	4,114	25,959
FBR & Co.*	874	16,535
Fidelity Southern Corp.*	2,021	23,242
First Bancorp Troy	2,218	29,921
First Bancorp, Inc.	587	10,572
First Busey Corp.	2,193	10,022
First California Financial Group, Inc.*	2,404	20,482
First Financial Holdings, Inc.	16,180	339,133
First M&F Corp.	1,742	24,649
First Marblehead Corp. (The)*	11,686	11,803
First Merchants Corp.	2,717	42,032
First Pactrust Bancorp, Inc.	25,400	289,560
Firstbank Corp.	1,788	24,782
German American Bancorp, Inc.	1,739	40,014
GFI Group, Inc.	12,035	40,197
Gladstone Capital Corp.	31,383	288,724
Gladstone Commercial Corp. REIT	18,800	366,036
Gramercy Capital Corp. REIT*	3,226	16,807
Great Southern Bancorp, Inc.	384	9,366
Guaranty Bancorp*	17,243	36,210
Hanmi Financial Corp.*	25,048	400,768
Heartland Financial USA, Inc.	3,161	79,878
Heritage Commerce Corp.*	1,580	10,633
Heritage Oaks Bancorp*	1,727	9,844
Home Federal Bancorp, Inc.	881	11,277
Home Loan Servicing Solutions Ltd.	2,731	63,714
Homeowners Choice, Inc.	968	26,378
HomeStreet, Inc.*	405	9,048
Horizon Bancorp	821	16,592
ICG Group, Inc.*	2,411	30,089
Imperial Holdings, Inc.*	4,797	19,428
Independent Bank Corp.	12,987	423,246
JMP Group, Inc.	33,050	228,376
KCAP Financial, Inc.	2,320	24,986
Lakeland Bancorp, Inc.	5,594	55,101
Lakeland Financial Corp.	745	19,884
LNB Bancorp, Inc.	1,788	14,858
MainSource Financial Group, Inc.	35,058	492,214
Marlin Business Services Corp.	1,399	32,443
MBT Financial Corp.*	3,705	14,450
Meadowbrook Insurance Group, Inc.	18,474	130,242
Mercantile Bank Corp.	582	9,725
MetroCorp Bancshares, Inc.*	3,485	35,164
Middleburg Financial Corp.	772	14,985
MidSouth Bancorp, Inc.	1,851	30,097
MidWestOne Financial Group, Inc.	978	23,286
Monmouth Real Estate Investment Corp. - Class A REIT	45,146	503,378
MPG Office Trust, Inc. REIT*	11,530	31,708
MVC Capital, Inc.	24,422	313,334
National Bankshares, Inc.	1,185	41,392
NewBridge Bancorp*	3,201	18,854
NewStar Financial, Inc.*	1,590	21,036
NGP Capital Resources Co.	46,452	330,274
NorthRim Bancorp, Inc.	10,336	232,250
Oriental Financial Group, Inc.	6,531	101,296
Orrstown Financial Services, Inc.*	1,563	23,117
Pacific Mercantile Bancorp*	2,271	13,285
Peapack Gladstone Financial Corp.	1,285	19,159
Peoples Bancorp, Inc.	2,068	46,303
Phoenix Cos., Inc. (The)*	478	14,708
Preferred Bank*	2,597	40,981
Premier Financial Bancorp, Inc.	1,479	17,142
QCR Holdings, Inc.	905	14,932
Radian Group, Inc.	27,880	298,595
RAIT Financial Trust REIT	4,777	38,073
Renasant Corp.	25,652	574,092
Republic First Bancorp, Inc.*	4,842	13,412
Safeguard Scientifics, Inc.*	20,170	318,686
Seacoast Banking Corp. of Florida*	12,030	25,143
Security National Financial Corp. - Class A*	1,453	10,433

23

Touchstone Small Cap Growth Fund

March 31, 2013 (Continued)

		Market
	Shares	Value

Common Stocks — 98.0% (Continued)

Financials — (Continued)
Shore Bancshares, Inc.*	1,852	$12,631
Sierra Bancorp	1,822	23,959
Simmons First National Corp. - Class A	14,188	359,240
Southwest Bancorp, Inc.*	2,498	31,375
STAG Industrial, Inc. REIT	2,528	53,771
State Bank Financial Corp.	3,457	56,591
Sterling Bancorp.	42,819	435,041
Stewart Information Services Corp.	2,969	75,620
Stratus Properties, Inc.*	1,065	17,072
Suffolk Bancorp*	1,013	14,425
Sun Bancorp, Inc.*	7,444	25,384
SWS Group, Inc.*	3,867	23,395
Taylor Capital Group, Inc.*	1,848	29,550
Triangle Capital Corp.	2,980	83,410
Trico Bancshares	971	16,604
Trustmark Corp.	484	12,108
United Community Banks, Inc.*	3,472	39,372
United Community Financial Corp.*	7,445	28,887
United Insurance Holdings Corp.	29,154	167,052
Univest Corp. of Pennsylvania	1,612	28,081
ViewPoint Financial Group, Inc.	20,791	418,107
Virginia Commerce Bancorp, Inc.*	4,486	63,028
Washington Trust Bancorp, Inc.	17,913	490,458
Waterstone Financial, Inc.*	1,414	11,694
West Bancorporation, Inc.	3,298	36,608
Western Asset Mortgage Capital Corp.
REIT	1,576	36,626
Wilshire Bancorp, Inc.*	3,690	25,018
WSFS Financial Corp.	8,642	420,347
Yadkin Valley Financial Corp.*	4,242	17,010
		13,728,779

Industrials — 15.1%
AAR Corp.	10,116	186,033
Accuride Corp.*	6,976	37,601
Aceto Corp.	26,718	295,768
American Railcar Industries, Inc.	1,378	64,408
American Superconductor Corp.*	3,676	9,778
American Woodmark Corp.*	1,760	59,893
Apogee Enterprises, Inc.	5,916	171,268
Arkansas Best Corp.	999	11,668
Asset Acceptance Capital Corp.*	3,445	23,219
CAI International, Inc.*	431	12,421
CBIZ, Inc.*	60,611	386,698
Ceco Environmental Corp.	19,257	248,993
Celadon Group, Inc.	11,391	237,616
Cenveo, Inc.*	6,325	13,599
Consolidated Graphics, Inc.*	4,343	169,811
Dolan Co. (The)*	22,992	54,951
Douglas Dynamics, Inc.	762	10,531
Ducommun, Inc.*	15,820	313,078
Energy Recovery, Inc.*	8,573	31,720
EnergySolutions, Inc.*	9,890	37,088
EnerNOC, Inc.*	1,570	27,271
Federal Signal Corp.*	6,514	53,024
FuelCell Energy, Inc.*	15,725	14,841
Furmanite Corp.*	3,141	21,013
Genco Shipping & Trading Ltd.	4,056	11,681
General Finance Corp.*	2,160	9,719
Gibraltar Industries, Inc.*	4,284	78,183
Global Power Equipment Group, Inc.	1,105	19,470
GP Strategies Corp.*	15,321	365,559
Great Lakes Dredge & Dock Corp.	32,120	216,168
Greenbrier Cos., Inc.*	4,469	101,491
H&E Equipment Services, Inc.	1,080	22,032
Insteel Industries, Inc.	2,379	38,825
Kimball International, Inc. - Class B	4,744	42,981
LB Foster Co.	228	10,098
Lydall, Inc.*	1,596	24,499
Marten Transport Ltd.	17,620	354,691
Michael Baker Corp.	402	9,849
Navigant Consulting, Inc.*	30,670	403,004
NCI Building Systems, Inc.*	2,849	49,487
Orion Marine Group, Inc.*	26,031	258,748
Pacer International, Inc.*	2,494	12,545
Patriot Transportation Holding, Inc.*	519	14,439
PGT, Inc.*	2,130	14,633
Pike Electric Corp.	19,464	276,973
PMFG, Inc.*	2,444	15,079
Powersecure International, Inc.*	17,663	224,497
Rand Logistics, Inc.*	1,813	11,105
Republic Airways Holdings, Inc.*	3,284	37,897
Schawk, Inc.	13,929	153,080
Standex International Corp.	766	42,299
Vitran Corp., Inc.*	15,516	94,958
		5,406,281

Information Technology — 10.9%
Alpha & Omega Semiconductor Ltd.*	27,158	241,163
ANADIGICS, Inc.*	10,345	20,689
Audience, Inc.*	820	12,505
Aviat Networks, Inc.*	7,260	24,466
Avid Technology, Inc.*	2,058	12,904
Axcelis Technologies, Inc.*	7,353	9,191
Blucora, Inc.*	4,229	65,465
Checkpoint Systems, Inc.*	1,947	25,428
CIBER, Inc.*	76,971	361,764
Computer Task Group, Inc.	14,036	300,230
Comtech Telecommunications Corp.	5,100	123,828
CTS Corp.	33,493	349,667
Daktronics, Inc.	1,921	20,170
EXFO, Inc. (Canada)*	16,496	83,965
Global Cash Access Holdings, Inc.*	29,169	205,641
Intevac, Inc.*	2,347	11,078
Intralinks Holdings, Inc.*	4,924	31,317
IXYS Corp.	19,892	190,764
Kemet Corp.*	1,965	12,281
Kopin Corp.*	3,475	12,858
Limelight Networks, Inc.*	5,007	10,314
Mattson Technology, Inc.*	8,130	11,219
MeetMe, Inc.*	2,941	6,705
Mercury Systems, Inc.*	1,523	11,225
ModusLink Global Solutions, Inc.*	3,300	10,889

24

Touchstone Small Cap Growth Fund

March 31, 2013 (Continued)

		Market
	Shares	Value

Common Stocks — 98.0% (Continued)

Information Technology — (Continued)
Oclaro, Inc.*	12,287	$15,482
OCZ Technology Group, Inc.*	11,835	21,303
Perficient, Inc.*	27,780	323,915
Pericom Semiconductor Corp.*	26,644	181,446
Photronics, Inc.*	44,110	294,655
Radisys Corp.*	3,030	14,908
Rudolph Technologies, Inc.*	18,218	214,608
Seachange International, Inc.*	3,249	38,631
Silicon Graphics International Corp.*	5,111	70,276
STEC, Inc.*	2,986	13,198
Supertex, Inc.	13,859	307,808
support.com, Inc.*	2,222	9,288
TechTarget, Inc.*	2,458	12,020
Viasystems Group, Inc.*	766	9,989
Westell Technologies, Inc. - Class A*	112,122	225,365
Zygo Corp.*	620	9,182
		3,927,800

Consumer Discretionary — 10.8%
1-800-Flowers.Com, Inc. - Class A*	2,717	13,503
Bassett Furniture Industries, Inc.	1,625	25,935
Beazer Homes USA, Inc.*	4,128	65,388
Big 5 Sporting Goods Corp.	928	14,486
Bluegreen Corp.*	1,033	10,165
Cache, Inc.*	11,814	49,855
Carriage Services, Inc.	16,664	354,110
Christopher & Banks Corp.*	4,708	30,272
Citi Trends, Inc.*	16,000	163,680
Core-Mark Holding Co., Inc.	195	10,005
Corinthian Colleges, Inc.*	3,817	8,016
Daily Journal Corp.*	101	11,211
Destination Xl Group, Inc.*	43,782	222,850
Digital Generation, Inc.*	2,420	15,561
Entravision Communications Corp. - Class A	6,827	21,778
Exide Technologies*	10,885	29,390
Fisher Communications, Inc.	1,093	42,889
Flexsteel Industries, Inc.	442	10,935
Fred's, Inc. - Class A	19,870	271,822
Furniture Brands International, Inc.*	8,696	8,695
Global Sources Ltd.	1,942	14,682
Gray Television, Inc.*	4,834	22,671
hhgregg, Inc.*	5,309	58,664
Hooker Furniture Corp.	22,990	366,461
Hovnanian Enterprises, Inc. - Class A*	23,597	136,155
Isle of Capri Casinos, Inc.*	2,278	14,329
Krispy Kreme Doughnuts, Inc.*	10,445	150,826
LIN TV Corp. - Class A*	6,154	67,632
M/I Homes, Inc.*	4,218	103,130
Mcclatchy Co. (The) - Class A*	5,708	16,553
Motorcar Parts of America, Inc.*	20,190	123,765
Perry Ellis International, Inc.	13,322	242,327
Spartan Motors, Inc.	39,920	211,975
Standard Motor Products, Inc.	15,316	424,560
Stein Mart, Inc.	25,120	210,506
Tuesday Morning Corp.*	4,661	36,169
Universal Electronics, Inc.*	1,946	45,244
Valuevision Media, Inc.*	6,242	21,597
VOXX International Corp.*	13,657	146,266
Winnebago Industries, Inc.*	3,740	77,194
Zale Corp.*	2,262	8,890
		3,880,142

Health Care — 6.6%
Albany Molecular Research, Inc.*	1,726	18,140
Alphatec Holdings, Inc.*	5,814	12,268
AMAG Pharmaceuticals, Inc.*	630	15,026
Amedisys, Inc.*	2,956	32,871
AMN Healthcare Services, Inc.*	2,173	34,399
Astex Pharmaceuticals*	20,907	93,245
Bioscrip, Inc.*	21,724	276,112
Cambrex Corp.*	17,934	229,376
Codexis, Inc.*	5,539	13,238
Cross Country Healthcare, Inc.*	39,495	209,718
Curis, Inc.*	4,035	13,235
Cynosure, Inc. - Class A*	625	16,356
Enzo Biochem, Inc.*	3,333	8,399
Enzon Pharmaceuticals, Inc.	3,439	13,068
Gentiva Health Services, Inc.*	4,110	44,470
Geron Corp.*	29,892	31,984
Healthways, Inc.*	25,603	313,637
Hi-Tech Pharmacal Co., Inc.	473	15,661
Insmed, Inc.*	5,797	43,420
Medical Action Industries, Inc.*	2,096	12,575
Pacific Biosciences of California, Inc.*	5,928	14,761
Palomar Medical Technologies, Inc.*	1,578	21,287
PDI, Inc.*	1,272	7,505
Providence Service Corp. (The)*	7,009	129,596
Rigel Pharmaceuticals, Inc.*	1,769	12,012
RTI Biologics, Inc.*	2,694	10,614
Solta Medical, Inc.*	6,476	14,247
SurModics, Inc.*	415	11,309
Symmetry Medical, Inc.*	31,801	364,121
Synergetics USA, Inc.*	34,400	119,368
Targacept, Inc.*	3,908	16,726
Transcept Pharmaceuticals, Inc.*	1,626	7,789
US Physical Therapy, Inc.	6,430	172,646
Zeltiq AESthetics, Inc.*	2,161	8,255
		2,357,434

Consumer Staples — 4.8%
Alliance One International, Inc.*	4,232	16,462
Boulder Brands, Inc.*	11,344	101,869
Central European Distribution Corp.*	12,255	4,105
Chiquita Brands International, Inc.*	25,483	197,748
John B Sanfilippo & Son, Inc.	513	10,250
Nash Finch Co.	15,413	301,787
Omega Protein Corp.*	25,573	274,910
Overhill Farms, Inc.*	77,743	307,085
Spartan Stores, Inc.	28,880	506,844
		1,721,060

25

Touchstone Small Cap Growth Fund

March 31, 2013 (Continued)

		Market
	Shares	Value

Common Stocks — 98.0% (Continued)

Materials — 3.7%
Chase Corp.	528	$10,201
General Moly, Inc.*	8,947	19,773
Gold Reserve, Inc.*	7,696	21,549
Golden Minerals Co.*	2,141	5,096
Golden Star Resources Ltd. (Canada)*	50,899	81,438
Great Panther Silver Ltd. (Canada)*	77,313	100,507
Horsehead Holding Corp.*	26,300	286,144
Landec Corp.*	3,254	47,085
PH Glatfelter Co.	28,142	657,960
PolyOne Corp.	439	10,715
Quaker Chemical Corp.	769	45,386
US Concrete, Inc.*	2,806	38,751
Vista Gold Corp.*	3,876	8,372
		1,332,977

Energy — 3.2%
Amyris, Inc.*	6,115	18,834
Basic Energy Services, Inc.*	12,077	165,093
Cal Dive International, Inc.*	13,284	23,911
Callon Petroleum Co.*	6,090	22,533
Emerald Oil, Inc.*	1,667	11,736
Endeavour International Corp.*	7,674	22,638
Gastar Exploration Ltd.*	11,520	20,275
Green Plains Renewable Energy, Inc.*	2,308	26,404
Gulf Island Fabrication, Inc.	2,098	44,184
Harvest Natural Resources, Inc.*	1,029	3,612
James River Coal Co.*	6,923	12,115
Knightsbridge Tankers Ltd.	2,389	19,590
Miller Energy Resources, Inc.*	2,786	10,336
North American Energy Partners, Inc. (Canada)*	49,835	226,251
PetroQuest Energy, Inc.*	47,950	212,898
PHI, Inc.*	298	10,195
Rentech, Inc.	9,893	23,249
Scorpio Tankers, Inc.	8,409	75,008
Synergy Resources Corp.*	5,454	37,414
Teekay Tankers Ltd. - Class A	10,234	29,167
Triangle Petroleum Corp.*	6,627	43,738
Uranium Energy Corp.*	5,044	11,097
Vantage Drilling Co.*	16,814	29,424
Westmoreland Coal Co.*	1,741	19,778
Willbros Group, Inc.*	4,832	47,450
		1,166,930

Utilities — 3.1%
Chesapeake Utilities Corp.	10,921	535,675
Unitil Corp.	20,093	565,216
		1,100,891

Telecommunication Services — 1.5%
Neutral Tandem, Inc.	9,791	32,017
Premiere Global Services, Inc.*	21,871	240,362
Shenandoah Telecommunications Co.	3,691	56,214
USA Mobility, Inc.	16,137	214,138
		542,731
Total Common Stocks		$35,165,025

Number
of
Rights

Rights—0.0%

Financials — 0.0%

United Community Finanacial Rights, 0.00%	7,445	463

	Shares

Investment Fund — 1.9%
Touchstone Institutional Money Market Fund^	689,381	689,381

Total Investment Securities —99.9%
(Cost $28,288,116)		$35,854,869

Other Assets in Excess of Liabilities — 0.1%		23,773

Net Assets — 100.0%		$35,878,642

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

26

Touchstone Small Cap Growth Fund

March 31, 2013 (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$35,165,025	$—	$—	$35,165,025
Rights	—	463	—	463
Investment Fund	689,381	—	—	689,381
				$35,854,869

See accompanying Notes to Financial Statements.

27

Portfolio of Investments

Touchstone Small Company Value Fund – March 31, 2013

		Market
	Shares	Value

Common Stocks— 97.4%

Financials — 25.6%
Anworth Mortgage Asset Corp. REIT	101,130	$640,153
Astoria Financial Corp.	55,480	547,033
Brookline Bancorp, Inc.	57,090	521,803
Campus Crest Communities, Inc. REIT	41,510	576,989
Capitol Federal Financial, Inc.	45,700	551,599
Capstead Mortgage Corp. REIT	38,420	492,545
Cohen & Steers, Inc.†	4,970	179,269
CVB Financial Corp.	48,220	543,439
First Financial Bancorp	33,500	537,675
Hanover Insurance Group, Inc. (The)	11,885	590,447
Hercules Technology Growth Capital, Inc.	47,460	581,385
Iberiabank Corp.	15,960	798,319
Infinity Property & Casualty Corp.	8,560	481,072
Manning & Napier, Inc.	22,790	376,947
National Bank Holdings Corp. - Class A	16,670	305,061
Sterling BanCorp.	37,165	377,596
Sterling Financial Corp.	4,650	100,858
Summit Hotel Properties, Inc. REIT	51,390	538,053
UMB Financial Corp.	12,870	631,531
Westamerica Bancorporation	10,815	490,245
		9,862,019

Industrials — 17.8%
ABM Industries, Inc.	41,300	918,512
Barnes Group, Inc.	15,200	439,736
Brady Corp.- Class A	13,910	466,402
Con-way, Inc.	15,640	550,684
Curtiss-Wright Corp.	23,335	809,724
Harsco Corp.	20,360	504,317
Kaydon Corp.	28,400	726,472
Knight Transportation, Inc.	60,250	970,025
Resources Connection, Inc.	59,670	757,809
Ritchie Bros Auctioneers, Inc.†	29,040	630,168
Simpson Manufacturing Co., Inc.	3,470	106,217
		6,880,066

Information Technology — 16.4%
ADTRAN, Inc.†	26,280	516,402
Brooks Automation, Inc.	66,640	678,395
Cohu, Inc.	36,740	343,886
Diebold, Inc.	17,530	531,510
Forrester Research, Inc.	19,485	616,700
Intersil Corp.- Class A	102,160	889,814
Methode Electronics, Inc.	37,150	478,492
Micrel, Inc.	85,860	902,389
MKS Instruments, Inc.	24,000	652,800
Tessera Technologies, Inc.	38,290	717,938
		6,328,326

Consumer Discretionary — 12.5%
Columbia Sportswear Co.†	3,680	212,998
Dana Holding Corp.	19,100	340,553
Ethan Allen Interiors, Inc.	13,260	436,519
Finish Line, Inc. (The) - Class A	40,120	785,951
Fred's, Inc. - Class A	24,510	335,297
Guess?, Inc.	20,990	521,182
Hillenbrand, Inc.	10,790	272,771
Jones Group, Inc. (The)	23,950	304,644
Men's Wearhouse, Inc. (The)	22,220	742,592
Regis Corp.	16,340	297,225
Sotheby's	15,420	576,862
		4,826,594

Materials — 10.9%
AMCOL International Corp.	16,785	506,739
Cabot Corp.	11,820	404,244
Globe Specialty Metals, Inc.	41,810	581,995
Haynes International, Inc.	11,110	614,383
Kronos Worldwide, Inc.†	24,250	379,512
Noranda Aluminum Holding Corp.	108,880	488,871
Schnitzer Steel Industries, Inc.- Class A	24,440	651,570
Tronox Ltd.†	29,750	589,348
		4,216,662

Energy — 5.1%
CARBO Ceramics, Inc.	220	20,035
EXCO Resources, Inc.†	57,050	406,766
Tidewater, Inc.	13,815	697,658
Tsakos Energy Navigation Ltd.	46,650	202,928
W&T Offshore, Inc.	44,370	630,054
		1,957,441

Health Care — 4.3%
Hill-Rom Holdings, Inc.	12,770	449,759
Meridian Bioscience, Inc.	26,470	604,045
STERIS Corp.	14,605	607,714
		1,661,518

Consumer Staples — 3.5%
Andersons, Inc. (The)	9,965	533,327
Fresh del Monte Produce, Inc.	22,740	613,525
Universal Corp.†	3,385	189,695
		1,336,547

Utilities — 1.3%
ALLETE, Inc.	4,679	229,365
Black Hills Corp.	6,575	289,563
		518,928
Total Common Stocks		$37,588,101

28

Touchstone Small Company Value Fund

March 31, 2013 (Continued)

		Market
	Shares	Value

Investment Funds— 16.3%
Invesco Government & Agency
Portfolio, Institutional Class**	2,941,216	$2,941,216
Touchstone Institutional Money Market
Fund^	3,323,029	3,323,029
Total Investment Funds		$6,264,245

Total Investment Securities —113.7%
(Cost $41,575,924)		$43,852,346

Liabilities in Excess of Other Assets — (13.7%)		(5,270,584)

Net Assets — 100.0%		$38,581,762

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2013 was $2,864,696.

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

Other Informations:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$37,588,101	$—	$—	$37,588,101
Investment Funds	6,264,245	—	—	6,264,245
				$43,852,346

See accompanying Notes to Financial Statements.

29

Portfolio of Investments

Touchstone Strategic Income Fund – March 31, 2013

Principal		Market
Amount		Value

	Corporate Bonds— 30.1%

	Financials — 13.1%
$375,000	American Financial Group, Inc.,
	9.875%, 6/15/19	$508,794
2,000,000	American Tower Corp.,
	4.500%, 1/15/18	2,199,592
1,000,000	AXA SA, 144a, 6.379%, 12/31/49(A)	992,500
2,240,000	BioMed Realty LP, 3.850%, 4/15/16	2,378,094
1,750,000	Charles Schwab Corp. (The),
	7.000%, 2/28/49(A)	2,035,938
4,101,000	DDR Corp. MTN, 7.500%, 7/15/18	5,029,093
1,850,000	Export-Import Bank of Korea,
	4.375%, 9/15/21	2,044,561
2,000,000	Ford Motor Credit Co. LLC,
	4.250%, 2/3/17	2,140,364
5,400,000	General Electric Capital Corp., Ser A,
	7.125%, 12/15/49(A)	6,280,551
1,600,000	Goldman Sachs Capital II,
	4.000%, 6/1/43(A)	1,346,000
2,250,000	Hutchison Whampoa International 11
	Ltd., 144a, 3.500%, 1/13/17	2,395,415
2,550,000	JPMorgan Chase & Co.,
	7.900%, 4/29/49(A)	2,929,514
1,625,000	PNC Financial Services Group, Inc.,
	6.750%, 7/29/49(A)	1,858,573
500,000	PNC Financial Services Group, Inc.,
	8.250%, 5/29/49(A)	503,048
3,600,000	Wachovia Capital Trust III,
	5.570%, 12/31/49(A)	3,612,600
1,175,000	Wells Fargo & Co., Ser K,
	7.980%, 3/29/49(A)	1,355,656
		37,610,293

	Consumer Discretionary — 6.7%
1,250,000	Dana Holding Corp., 6.500%, 2/15/19	1,340,625
1,000,000	DIRECTV Holdings LLC,
	5.200%, 3/15/20	1,143,206
956,000	Lear Corp., 7.875%, 3/15/18	1,037,260
1,250,000	Macy's Retail Holdings, Inc.,
	6.650%, 7/15/24	1,548,466
1,930,000	MGM Resorts International,
	4.250%, 4/15/15	2,095,256
2,560,000	Newell Rubbermaid, Inc.,
	4.000%, 6/15/22	2,685,919
1,000,000	Omnicom Group, Inc.,
	4.450%, 8/15/20	1,087,652
1,000,000	O'Reilly Automotive, Inc.,
	3.800%, 9/1/22	1,036,934
2,000,000	Royal Caribbean Cruises Ltd.,
	5.250%, 11/15/22	2,025,000
2,000,000	Toll Brothers Finance Corp.,
	5.875%, 2/15/22	2,236,262
1,250,000	United States Cellular Corp.,
	6.950%, 12/15/33	1,317,662
1,647,000	Visteon Corp., 6.750%, 4/15/19	1,762,290
		19,316,532

	Industrials — 3.7%
1,910,000	Asciano Finance Ltd., 144a,
	3.125%, 9/23/15	1,967,829
2,500,000	B/E Aerospace, Inc., 5.250%, 4/1/22	2,578,125
1,620,000	Continental Airlines 2012-2 Class A
	Pass Through Trust,
	4.000%, 10/29/24	1,684,800
2,881,352	Delta Air Lines 2002-1 Class G-1 Pass
	Through Trust, 6.718%, 1/2/23	3,205,504
1,220,000	US Airways 2012-2 Class A Pass
	Through Trust, 4.625%, 6/3/25	1,271,850
		10,708,108

	Energy — 2.7%
1,800,000	Enbridge Energy Partners LP,
	4.200%, 9/15/21	1,896,980
2,000,000	Enterprise Products Operating LLC,
	4.050%, 2/15/22	2,169,022
850,000	Gazprom OAO Via Gaz Capital SA,
	144a, 7.510%, 7/31/13	867,510
1,500,000	Kinder Morgan Energy Partners LP,
	3.950%, 9/1/22	1,593,754
875,000	SSE PLC MTN (GBP), 5.453%, 9/29/49(A)	1,375,101
		7,902,367

	Materials — 1.8%
1,525,000	FMG Resources August 2006 Pty Ltd.,
	144a, 7.000%, 11/1/15	1,597,437
2,500,000	Freeport-Mcmoran Copper & Gold,
	Inc., 3.550%, 3/1/22	2,485,020
1,000,000	Rio Tinto Finance USA Ltd.,
	3.500%, 11/2/20	1,053,862
		5,136,319

	Information Technology — 1.1%
1,760,000	CA, Inc., 5.375%, 12/1/19	1,991,876
1,000,000	KLA-Tencor Corp., 6.900%, 5/1/18	1,198,806
		3,190,682

	Health Care — 0.6%
1,500,000	Cigna Corp., 4.000%, 2/15/22	1,620,372

	Utilities — 0.4%
1,000,000	NextEra Energy Capital Holdings, Inc.,
	6.650%, 6/15/67(A)	1,072,500
	Total Corporate Bonds	$86,557,173

	Sovereign Government Obligations — 8.6%
1,870,000	Brazil Notas do Tesouro Nacional Serie
	F (BRL), 10.000%, 1/1/14	937,683
1,900,000	Brazil Notas do Tesouro Nacional Serie
	F (BRL), 10.000%, 1/1/17	960,160
67,320,000	Mexican Bonos (MXN),
	6.250%, 6/16/16	5,738,119
4,300,000	New Zealand Government Bond
	(NZD), 6.000%, 12/15/17	4,091,974
7,500,000	Poland Government Bond (PLN),
	5.000%, 4/25/16	2,417,639

30

Touchstone Strategic Income Fund

March 31, 2013 (Continued)

Principal		Market
Amount		Value
	Sovereign Government Obligations — 8.6%
	(Continued)
$3,700,000	Province of British Columbia (CAD),
	5.300%, 6/18/14	$3,824,493
1,850,000	Province of New Brunswick Canada
	(CAD), 4.300%, 12/3/15	1,961,472
2,750,000	Province of Ontario Canada (CAD),
	1.900%, 9/8/17	2,721,115
1,800,000	South Australian Government
	Financing Authority (AUD),
	5.750%, 9/20/17	2,031,896
	Total Sovereign Government
	Obligations	$24,684,551

	Agency Collateralized Mortgage
	Obligations — 4.7%
3,176,581	FHLMC REMIC, Ser 2638 Class ST,
	7.447%, 2/15/18(A)	159,588
3,325,974	FHLMC REMIC, Ser 3199 Class DS,
	6.947%, 8/15/36(A)	567,058
4,982,873	FNMA REMIC, Ser 2008-60 Class SA,
	6.296%, 7/25/38(A)	683,360
23,416,618	GNMA, 1.398%, 6/16/52	1,600,783
14,338,646	GNMA, Ser 2011-126 Class IO,
	1.597%, 4/16/53(A)	1,181,849
14,253,750	GNMA, Ser 2011-64 Class IX,
	1.076%, 10/16/44(A)	891,287
17,723,300	GNMA, Ser 2011-78, Class IX,
	1.244%, 8/16/46(A)	1,270,548
6,181,440	GNMA, Ser 2011-83, Class NI,
	4.500%, 10/16/37	751,710
13,123,435	GNMA, Ser 2012-27 Class IO,
	1.357%, 4/16/53(A)	1,017,539
19,601,331	GNMA, Ser 2012-33 Class IO,
	1.346%, 6/16/52(A)	1,524,925
17,514,051	GNMA, Ser 2012-46 Class IO,
	1.418%, 9/16/53(A)	1,366,429
16,378,197	GNMA, Ser 2012-67 Class IO,
	1.641%, 10/16/53(A)	1,538,748
9,902,902	GNMA, Ser 2012-86 Class IO,
	1.293%, 12/16/53(A)	826,189
	Total Agency Collateralized
	Mortgage Obligations	$13,380,013

	Commercial Mortgage-Backed Securities — 2.9%
2,170,000	GS Mortgage Securities Corp. II, Ser
	2013-GC10 Class A5,
	2.943%, 2/10/46	2,194,258
2,530,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2001-CIB2, Class D,
	6.847%, 4/15/35(A)	2,594,743
1,044,776	Nomura Asset Acceptance Corp.
	Alternative Loan Trust Series
	2005-AR4, 4.172%, 8/25/35(A)	1,001,349
2,375,000	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C23,
	5.466%, 1/15/45(A)	2,638,264
	Total Commercial
	Mortgage-Backed Securities	$8,428,614

	Asset-Backed Securities — 1.8%
889,980	ACS Pass Through Trust, Ser 2006-1A,
	Class G1, 144a, 0.473%, 6/20/31(A)	825,456
1,255,834	Conseco Financial Corp., Ser 1998-4,
	Class A7, 6.870%, 4/1/30(A)	1,345,307
850,000	Ford Credit Auto Owner Trust 2013-A,
	1.860%, 8/15/19	852,552
879,545	Mid-State Capital Corp. Trust, Ser
	2005-1, Class M2, 7.079%, 1/15/40	918,164
1,271,239	RAMP Trust, Ser 2003-RZ5, Class A7,
	4.970%, 9/25/33(B)	1,309,824
	Total Asset-Backed Securities	$5,251,303

	U.S. Government Mortgage-Backed
	Obligations — 1.5%
81,197	FHLMC, Pool #972110,
	2.366%, 10/1/32(A)	82,218
233,967	FHLMC, Pool #G03170, 6.500%, 8/1/37	263,167
228,524	FHLMC, Pool #G12780, 6.500%, 9/1/22	254,886
31,172	FNMA, Pool #738900,
	2.935%, 7/1/18(A)	31,291
320,148	FNMA, Pool #844415, 5.500%, 10/1/35	351,200
1,205,297	FNMA, Pool #AB1952, 4.000%, 12/1/40	1,323,040
866,062	FNMA, Pool #AB1953, 4.000%, 12/1/40	945,252
1,079,609	FNMA, Pool #AB3387, 4.000%, 8/1/41	1,153,416
	Total U.S. Government
	Mortgage-Backed Obligations	$4,404,470

	Term Loan— 0.9%

	Financials — 0.9%
2,710,000	VML US Finance LLC Loan Tranche
	Term Loan, 11/15/16(C)	2,677,263

	Non-Agency Collateralized Mortgage
	Obligations — 0.9%
261,783	Bear Stearns Asset Backed Securities
	Trust, Ser 2003-AC7, Class A2,
	5.750%, 1/25/34(B)	272,361
778,225	Countrywide Alternative Loan Trust,
	Ser 2004-30CB, Class 3A1,
	5.000%, 2/25/20	800,672
16,121	Merrill Lynch Mortgage Investors, Inc.,
	Ser 2003-A1, Class 2A,
	2.402%, 12/25/32(A)	16,615
556,374	RALI Trust, Series 2004-QS6 Class A1,
	5.000%, 5/25/19	563,766
557,531	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2004-X Class
	1A5, 2.665%, 11/25/34(A)	563,872

31

Touchstone Strategic Income Fund

March 31, 2013 (Continued)

Principal		Market
Amount		Value
	Non-Agency Collateralized Mortgage
	Obligations — 0.9% (Continued)
$186,776	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2006-3 Class A1,
	5.500%, 3/25/36	$187,821
	Total Non-Agency Collateralized
	Mortgage Obligations	$2,405,107

Shares
	Preferred Stocks— 31.0%

	Financials — 21.5%
54,000	Alexandria Real Estate Equities, Inc.,
	Ser E, 6.45%	1,425,600
116,000	Allianz Se, 8.38%	2,947,131
46,000	American Financial Group, Inc., 7.00%	1,232,340
8,575	Ameriprise Financial, Inc., 7.75%	234,355
107,000	Arch Capital Group Ltd., Ser C, 6.75%	2,979,950
86,750	Aviva PLC, 8.25%	2,467,170
30,000	Citigroup Capital XIII, 7.88%(A)	857,700
60,000	Corporate-Backed Trust Certificates,
	Ser AIG, 6.13%	1,518,000
20,500	Corporate-Backed Trust Certificates,
	Ser HSBC, 6.25%	517,830
11,321	Countrywide Capital IV, 6.75%	286,761
95,000	Digital Realty Trust, Inc., Ser E, 7.00%	2,571,650
36,000	Duke Realty Corp., 8.38%	911,880
147,505	Endurance Specialty Holdings Ltd., Ser
	B, 7.50%	3,991,485
34,855	First Niagara Financial Group, Inc., Ser
	B, 8.63%(A)	1,024,040
1,000	First Tennessee Bank NA, 144a,
	3.75%(A)	741,562
31,800	Harris Preferred Capital Corp., Ser A,
	7.38%	826,482
20,000	Health Care REIT, Inc., Ser I, 6.50%	1,242,200
47,300	JPMorgan Chase Capital XXIX, 6.70%	1,222,705
66,880	Kimco Realty Corp., Ser H, 6.90%	1,789,040
92,526	Kimco Realty Corp., Ser I, 6.00%	2,407,527
87,000	Lloyds Banking Group PLC, 7.75%	2,401,200
24,800	Merrill Lynch Preferred Capital Trust III,
	7.00%	632,152
58,240	Metlife, Inc., 5.00%	2,877,056
9,171	Morgan Stanley Capital Trust VIII,
	6.45%	230,376
76,000	PNC Financial Services Group, Inc., Ser
	P, 6.13%(A)	2,102,920
46,000	PS Business Parks, Inc., Ser S, 6.45%	1,214,400
67,000	PS Business Parks, Inc., Ser U, 6.75%	1,685,720
92,000	Public Storage, 5.90%	2,415,000
62,925	Public Storage, 6.35%	1,683,244
30,000	Public Storage, Ser P, 6.50%	803,700
82,800	Realty Income Corp., Ser F, 6.63%	2,208,276
88,000	Regency Centers Corp., Ser 6, 6.63%	2,329,360
90,100	Renaissancere Holdings Ltd., Ser C,
	6.08%	2,281,332
28,500	Stifel Financial Corp., 6.70%	761,520
73,200	US Bancorp, Ser F, 6.50%(A)†	2,185,752

70,000	US Bancorp, Ser G, 6.00%(A)	1,948,800
73,775	Vornado Realty LP, 7.88%	2,000,778
26,000	Vornado Realty Trust, Ser J, 6.88%	710,320
		61,667,314

	Utilities — 2.9%
35,000	Alabama Power Co., 6.45%	966,875
23,000	Constellation Energy Group, Inc., Ser
	A, 8.63%	583,970
51,000	DTE Energy Co., 6.50%	1,405,050
20,000	Entergy Louisiana LLC, 5.88%	538,600
30,000	Entergy Mississippi, Inc., 6.00%	813,600
20,000	Georgia Power Co., Ser 07-A, 6.50%	2,220,000
17,184	Southern California Edison Co.,
	4.63%(A)	1,736,658
		8,264,753

	Industrials — 2.7%
110,600	Seaspan Corp., 9.50%	3,072,468
68,000	Stanley Black & Decker, Inc., 5.75%	1,795,200
48,350	United Technologies Corp., 7.50%	2,893,748
		7,761,416

	Consumer Discretionary — 2.5%
60,000	Comcast Corp., 5.00%	1,531,200
73,650	General Motors Co., Ser B, 4.75%	3,162,531
65,009	Telephone & Data Systems, Inc., 6.88%	1,696,085
30,000	Telephone & Data Systems, Inc., 5.88%	757,500
		7,147,316

	Materials — 0.8%
81,950	AngloGold Ashanti Holdings Finance
	PLC, 6.00%	2,333,936

	Energy — 0.6%
39,500	Apache Corp., Ser D, 6.00%	1,759,330
	Total Preferred Stocks	$88,934,065

	Common Stocks— 14.7%

	Financials — 4.3%
75,600	American Capital Agency Corp. REIT	2,478,168
183,700	CYS Investments, Inc. REIT	2,156,638
85,132	Hospitality Properties Trust REIT	2,336,022
12,706	Silver Bay Realty Trust Corp. REIT	263,009
65,750	Starwood Property Trust, Inc. REIT	1,825,220
259,300	Two Harbors Investment Corp. REIT	3,269,773
		12,328,830

	Health Care — 2.4%
33,076	Covidien PLC (Iran)	2,243,876
19,342	Johnson & Johnson	1,576,953
48,618	Pfizer, Inc.	1,403,115
29,689	Roche Holding AG ADR	1,739,775
		6,963,719

32

Touchstone Strategic Income Fund

March 31, 2013 (Continued)

		Market
Shares		Value

	Common Stocks — 14.7% (Continued)

	Energy — 2.3%
52,000	BP PLC ADR	$2,202,200
13,500	Marathon Petroleum Corp.	1,209,600
14,333	Occidental Petroleum Corp.	1,123,277
25,000	Valero Energy Corp.	1,137,250
21,115	Williams Cos., Inc. (The)	790,968
		6,463,295

	Utilities — 2.1%
19,730	NextEra Energy, Inc.	1,532,626
65,470	PPL Corp.	3,649,952
21,440	Wisconsin Energy Corp.	919,562
		6,102,140

	Industrials — 1.4%
25,000	Eaton Corp. PLC	1,531,250
15,900	Fluor Corp.	1,054,647
25,850	Ryder System, Inc.	1,544,538
		4,130,435

	Information Technology — 0.8%
32,101	Analog Devices, Inc.	1,492,375
13,469	QUALCOMM, Inc.	901,750
		2,394,125

	Telecommunication Services — 0.6%
33,728	BCE, Inc. (Canada)	1,574,760

	Consumer Staples — 0.5%
15,995	Philip Morris International, Inc.	1,482,896

	Consumer Discretionary — 0.3%
14,013	Time Warner, Inc.	807,429
	Total Common Stocks	$42,247,629

	Investment Funds— 1.8%
135,400	American Income Fund, Inc.	1,126,528
23,600	Eaton Vance Tax-Advantaged
	Dividend Income Fund	440,376
36,600	Invesco Government & Agency
	Portfolio, Institutional Class**	36,600
3,418,157	Touchstone Institutional Money
	Market Fund^	3,418,157
	Total Investment Funds	$5,021,661

Total Investment Securities —98.9%
(Cost $269,876,538)		$283,991,849

Other Assets in Excess of Liabilities — 1.1%		3,277,875

Net Assets — 100.0%		$287,269,724

(A)	Variable rate security - the rate reflected is the rate in effect as of March 31, 2013.

(B)	Step Bond. A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at March 31, 2013.

(C)	This security has not settled. Full contract rates do not take effect until settlement date.

** Represents collateral for securities loaned.

^ Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2013 was $35,832.

Portfolio Abbreviations:

ADR - American Depositary Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

FHLMC - Federal Home Loan Mortgage Association

FNMA - Federal National Mortgage Association

GBP - British Pound

GNMA - Government National Mortgage Association

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

PLN - Polish Zloty

LLC - Limited Liability Company

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

SEK - Swedish Krona

USD - United States Dollar

33

Touchstone Strategic Income Fund

March 31, 2013 (Continued)

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013 these securities were valued at $9,387,709 or 3.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$86,557,173	$—	$86,557,173
Sovereign Government Obligations	—	24,684,551	—	24,684,551
Agency Collateralized Mortgage Obligations	—	13,380,013	—	13,380,013
Commercial Mortgage-Backed Securities	—	8,428,614	—	8,428,614
Asset-Backed Securities	—	5,251,303	—	5,251,303
U.S. Government Mortgage-Backed Obligations	—	4,404,470	—	4,404,470
Term Loan	—	2,677,263	—	2,677,263
Non-Agency Collateralized Mortgage Obligations	—	2,405,107	—	2,405,107
Preferred Stocks	88,934,065	—	—	88,934,065
Common Stocks	42,247,629	—	—	42,247,629
Investment Funds	5,021,661	—	—	5,021,661
				$283,991,849

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments***

Assets
Forward Currency Contracts	$—	$55,142	$—	$55,142
				$55,142
Liabilities:
Forward Currency Contracts	$—	$(52,894)	$—	$(52,894)
Interest Rate Contracts - Futures	(137,150)	—	—	(137,150)
				$(190,044)

*** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation (depreciation).

34

Touchstone Strategic Income Fund

March 31, 2013 (Continued)

Futures Contracts

At March 31, 2013, $662,226 was  segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Morgan Stanley, open at March 31, 2013:

				Unrealized
	Expiration	Number of	Notional	Appreciation/
Description	Date	Contracts	Value	(Depreciation)
Long Futures:
90 Day Euro Futures	December 2013	250	62,250,000	$(20,550)
CBOE VIX Futures	June 2013	100	1,660,000	(90,000)
				(110,550)
Short Futures:
90 Day Euro Futures	March 2015	250	62,118,750	(26,600)
				$(137,150)

Forward Foreign Currency Exchange Contracts

						Unrealized
		Contract to				Appreciation/
Counterparty	Value Date	Receive		Deliver		(Depreciation)
Brown Brothers Harriman	05/22/2013	USD	2,315,815	PLN	7,500,000	$23,333
Brown Brothers Harriman	06/06/2013	USD	1,882,177	BRL	3,770,000	31,809
Brown Brothers Harriman	06/12/2013	SEK	9,523,283	USD	1,486,352	(27,331)
Brown Brothers Harriman	06/12/2013	USD	1,486,352	JPY	142,247,370	(25,563)
						$2,248

See accompanying Notes to Financial Statements.

35

Statements of Assets and Liabilities

March 31, 2013

	Touchstone	Touchstone	Touchstone	Touchstone
	International	Small Cap	Small Company	Strategic
	Value	Growth	Value	Income
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$147,078,306	$28,288,116	$41,575,924	$269,876,538
Affiliated securities, at market value	$21,291,834	$689,381	$3,323,029	$3,418,157
Non-affiliated securities, at market value	126,498,993	35,165,488	40,529,317	280,573,692
Investments, at value (A)	$147,790,827	$35,854,869	$43,852,346	$283,991,849
Cash	—	5,156	31,946	1,841,694
Cash deposits held at prime broker*	—	—	—	662,226
Foreign Currency (B)	143,508	—	—	252,286
Unrealized appreciation on forward foreign currency contracts	—	—	—	55,142
Dividends and interest receivable	185,246	43,821	47,788	2,659,230
Receivable for capital shares sold	34,607	83,575	4,932	914,347
Receivable for investments sold	—	—	98,220	3,162,561
Receivable for securities lending income	511	—	5,036	2,022
Receivable from other affiliates	—	5,783	1,329	—
Receivable from Investment Advisor	—	—	4,846	—
Tax reclaim receivable	118,942	—	—	—
Other assets	13,096	16,191	13,751	19,033
Total Assets	148,286,737	36,009,395	44,060,194	293,560,390

Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	—	52,894
Payable for return of collateral for securities on loan	2,451,274	—	2,941,216	36,600
Payable for capital shares redeemed	87,649	53,577	56,848	418,643
Payable for variation margin for futures contracts	—	—	—	137,150
Payable for investments purchased	18,503,171	—	2,418,081	5,377,955
Payable to Investment Advisor	88,890	5,950	—	147,136
Payable to other affiliates	328	—	—	18,091
Payable to Trustees	2,988	2,977	2,977	3,018
Payable for professional services	29,669	25,952	25,994	31,586
Payable for reports to shareholders	27,938	21,418	24,006	21,998
Payable to Transfer Agent	8,859	17,260	4,802	31,626
Other accrued expenses and liabilities	17,942	3,619	4,508	13,969
Total Liabilities	21,218,708	130,753	5,478,432	6,290,666

Net Assets	$127,068,029	$35,878,642	$38,581,762	$287,269,724

Net assets consist of:
Paid-in capital	$250,868,392	$28,077,822	$34,811,905	$289,182,144
Accumulated net investment income (loss)	1,169,304	(28,681)	2,567	(404,037)
Accumulated net realized gains (losses) on investments, futures contracts, foreign currency and credit default swaps	(125,633,023)	262,748	1,490,868	(15,479,491)
Net unrealized appreciation on investments, future contracts and foreign currency transactions	663,356	7,566,753	2,276,422	13,971,108
Net Assets	$127,068,029	$35,878,642	$38,581,762	$287,269,724
(A) Includes market value of securities on loan of:	$2,379,203	$—	$2,864,696	$35,832
(B) Cost of foreign currency:	$143,508	$—	$—	$251,204
* Represents segregated cash for futures contracts.

See accompanying Notes to Financial Statements.

36

Statements of Assets and Liabilities

March 31, 2013 (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	International	Small Cap	Small Company	Strategic
	Value	Growth	Value	Income
	Fund	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$6,393,571	$14,243,332	$2,676,187	$41,301,255
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	839,389	2,943,555	151,277	3,774,883
Net asset value price per share*	$7.62	$4.84	$17.69	$10.94
Maximum offering price per share	$8.08	$5.14	$18.77	$11.61

Pricing of Class C Shares
Net assets applicable to Class C shares	$216,754	$3,508,976	$1,314,867	$26,086,940
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	30,514	831,213	79,731	2,411,214
Net asset value, offering price per share**	$7.10	$4.22	$16.49	$10.82

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$31,526,701	$18,123,498	$5,953,365	$199,292,570
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	4,139,860	3,438,201	331,249	18,170,759
Net asset value, offering price and redemption price per share	$7.62	$5.27	$17.97	$10.97

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$88,931,003	$2,836	$28,637,343	$20,588,959
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	11,671,107	538	1,594,744	1,877,790
Net asset value, offering price and redemption price per share	$7.62	$5.28	$17.96	$10.96

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a no-load $1 million or more subscription may be subject to a contingent deferred sales load.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

37

Statements of Operations

For the Period Ended March 31, 2013 and the Year Ended July 31, 2012

	Touchstone
	International
	Value Fund
	For the Eight
	Months Ended	For the
	March 31,	Year Ended
	2013(B)	July 31, 2012(C)
Investment Income
Dividends from affiliated funds	$1,445	$6,760
Dividends from non-affiliated securities(A)	1,927,081	5,207,065
Interest	—	—
Income from securities loaned	11,386	11,035
Total Investment Income	1,939,912	5,224,860
Expenses
Investment advisory fees	754,523	1,526,446
Administration fees	131,451	265,928
Compliance fees and expenses	1,047	—
Custody fees	46,100	73,512
Accounting fees	—	85,165
Professional fees	37,298	27,924
Transfer Agent fees, Fund Level	4,057	64,017
Transfer Agent fees, Class A	8,327	—
Transfer Agent fees, Class C	462	—
Transfer Agent fees, Class Y	3,999	—
Transfer Agent fees, Institutional Class	52	—
Registration Fees, Fund Level	26,997	52,023
Registration Fees, Class A	2,063	—
Registration Fees, Class C	1,376	—
Registration Fees, Class Y	1,387	—
Registration Fees, Institutional Class	1,709	—
Interest Expense on Futures	1,645	37,988
Reports to Shareholders, Fund Level	1,138	19,044
Reports to Shareholders, Class A	17,152	—
Reports to Shareholders, Class C	7,092	—
Reports to Shareholders, Class Y	10,586	—
Reports to Shareholders, Institutional Class	8,845	—
Distribution expenses, Class A	11,760	20,934
Distribution expenses, Class B	—	2,147
Distribution and shareholder servicing expenses, Class C	1,284	2,017
Trustee fees	5,590	12,036
Other expenses	36,143	19,374
Total Expenses	1,122,083	2,208,555
Fees waived and/or reimbursed by the Advisor and/or Affiliates(D)	(340,002)	(426,456)
Net Expenses	782,081	1,782,099
Net Investment Income (Loss)	1,157,831	3,442,761
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments from non affiliated securities(E)	11,837,785	(15,904,697)
Net realized gain (loss) on futures contracts	1,731,179	(2,094,898)
Net realized gain (loss) on foreign currency	22,238	46,212
Net realized gain (loss) on credit default swaps	—	—
Net change in unrealized appreciation (depreciation) on investments	(1,903,645)	(11,713,580)
Net change in unrealized appreciation (depreciation) on futures contracts	(616,795)	641,625
Net change in unrealized appreciation (depreciation) on credit default swaps	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(57,054)	(66,403)
Net Realized and Unrealized Gain (Loss) on Investments	11,013,708	(29,091,741)
Change in Net Assets Resulting from Operations	$12,171,539	$(25,648,980)
(A) Net of foreign tax withholding of:	$144,279	$496,392

(B)The Fund changed its fiscal year from July 31 to March 31. See Note 10 in the Notes to Financial Statements.

(C)Certain prior year amounts have been reclassified to conform with current year presentation.

(D)See Note 4 in Notes to Financial Statements.

(E)On August 28, 2012, Small Cap Growth Fund had a redemption-in-kind transfer of securities in the amount of $5,101,284. The net realized loss on the transaction of $262,527 will not be realized by the Fund for tax purposes.

See accompanying Notes to Financial Statements.

38

Statements of Operations

For the Period Ended March 31, 2013 and the Year Ended July 31, 2012 (Continued)

Touchstone		Touchstone		Touchstone
Small Cap		Small Company		Strategic
Growth Fund		Value Fund		Income Fund
For the Eight		For the Eight		For the Eight
Months Ended	For the	Months Ended	For the	Months Ended	For the
March 31,	Year Ended	March 31,	Year Ended	March 31,	Year Ended
2013(B)	July 31, 2012(C)	2013(B)	July 31, 2012(C)	2013(B)	July 31, 2012(C)
$1,402	$2,979	$426	$2,223	$3,275	$5,685
430,657	701,355	597,106	1,084,837	5,935,402	6,624,882
—	—	—	—	4,968,680	5,013,445
—	—	37,406	—	10,236	1,235
432,059	704,334	634,938	1,087,060	10,917,593	11,645,247
246,621	462,017	228,001	521,203	1,433,075	2,106,283
43,109	80,508	44,292	100,913	334,836	368,475
1,047	—	1,047	—	1,047	—
4,277	13,688	6,156	9,784	14,401	17,008
—	65,191	—	64,317	—	83,134
18,788	19,914	28,788	22,966	43,825	54,915
6,905	94,810	1,889	21,048	11,949	117,174
14,069	—	3,737	—	22,170	—
2,930	—	1,775	—	11,573	—
14,096	—	3,492	—	26,792	—
8	—	29	—	48	—
22,402	47,336	21,304	52,547	24,186	54,876
5,136	—	2,293	—	3,760	—
1,859	—	2,016	—	3,617	—
1,910	—	1,704	—	2,183	—
4,355	—	2,572	—	4,651	—
—	—	—	—	—	257
2,430	16,042	442	13,147	3,759	21,510
18,055	—	12,156	—	11,837	—
11,240	—	8,351	—	8,513	—
12,100	—	10,648	—	9,558	—
9,136	—	8,882	—	4,911	—
24,864	40,280	4,199	4,919	86,309	94,013
—	2,367	—	4,387	—	4,401
24,782	45,659	9,757	15,814	167,313	210,661
5,449	3,217	5,465	4,180	5,826	12,268
24,509	6,744	18,332	8,249	67,907	18,594
520,077	897,773	427,327	843,474	2,304,046	3,163,569
(137,639)	(185,744)	(186,893)	(245,752)	(808,268)	(1,374,235)
382,438	712,029	240,434	597,722	1,495,778	1,789,334
49,621	(7,695)	394,504	489,338	9,421,815	9,855,913

1,691,134	3,937,528	8,178,544	(424,944)	4,818,111	806,137
—	—	—	—	(752,881)	956,966
—	—	—	—	(500,867)	(302,858)
—	—	—	—	(734,589)	111,933
5,365,978	(3,692,332)	(908,978)	(1,948,627)	1,478,089	6,063,430
—	—	—	—	(92,929)	(181,880)
—	—	—	—	393,648	17,361
—	—	—	—	(390,594)	532,273
7,057,112	245,196	7,269,566	(2,373,571)	4,217,988	8,003,362
$7,106,733	$237,501	$7,664,070	$(1,884,233)	$13,639,803	$17,859,275
$39	$—	$1,046	$—	$13,092	$20,260

39

Statements of Changes in Net Assets

	Touchstone
	International Value
	Fund
	For the
	Eight Months	For the	For the
	Ended	Year	Year
	March 31,	Ended	Ended
	2013(A)	July 31, 2012	July 31, 2011
From Operations
Net investment income (loss)	$1,157,831	$3,442,761	$4,930,476
Net realized gain (loss) on investments, futures contracts and foreign currency	13,591,202	(17,953,383)	37,876,137
Net change in unrealized appreciation (depreciation) on investments, futures
contracts and foreign currency transactions	(2,577,494)	(11,138,358)	(2,770,813)
Change in Net Assets from Operations	12,171,539	(25,648,980)	40,035,800

Distributions to Shareholders from:
Net investment income, Class A	(200,165)	(235,511)	(218,090)
Net investment income, Class B(B)	—	(2,271)	(3,391)
Net investment income, Class C	(5,583)	(4,001)	(3,960)
Net investment income, Class Y(B)	(1,045,091)	(4,485,965)	(5,185,878)
Net investment income, Institutional Class	(2,282,278)	—	—
Net realized gains, Class A	—	—	—
Net realized gains, Class C	—	—	—
Net realized gains, Class Y(B)	—	—	—
Net realized gains, Institutional Class	—	—	—
Total Distributions	(3,533,117)	(4,727,748)	(5,411,319)

Net Increase (Decrease) from Share Transactions(C)	(12,774,869)	(25,818,561)	(88,203,527)

Total Increase (Decrease) in Net Assets	(4,136,447)	(56,195,289)	(53,579,046)

Net Assets
Beginning of period	131,204,476	187,399,765	240,978,811
End of period	$127,068,029	$131,204,476	$187,399,765
Accumulated Net Investment Income (Loss)	$1,169,304	$3,519,170	$4,726,770

(A)	The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.

(B) Effective September 10, 2012, Class B shares were exchanged for Class A shares and Institutional Class shares became Class Y shares. Amounts prior to September 10, 2012 of Class Y shares represent the former Fifth Third Institutional Class shares. See Note 10 in the Notes to Financial Statements.

(C)	For details on share transaction by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 44 and 45.

See accompanying Notes to Financial Statements.

40

Statements of Changes in Net Assets

(Continued)

Touchstone

Small Cap Growth

Fund

For the
Eight Months	For the	For the
Ended	Year	Year
March 31,	Ended	Ended
2013(A)	July 31, 2012	July 31, 2011
$49,621	$(7,695)	$(136,840)
1,691,134	3,937,528	3,700,771
5,365,978	(3,692,332)	2,272,879
7,106,733	237,501	5,836,810

(70,758)	—	—
—	—	—
(9,054)	—	—
(92,350)	—	—
(14)	—	—
(809,691)	—	—
(224,449)	—	—
(872,692)	—	—
(123)	—	—
(2,079,131)	—	—

(11,363,965)	(8,557,753)	7,980,317

(6,336,363)	(8,320,252)	13,817,127

42,215,005	50,535,257	36,718,130
$35,878,642	$42,215,005	$50,535,257
$(28,681)	$43,435	$77,205

41

Statements of Changes in Net Assets

(Continued)

	Touchstone
	Small Company
	Value Fund
	For the
	Eight Months	For the	For the
	Ended	Year	Year
	March 31,	Ended	Ended
	2013(A)	July 31, 2012	July 31, 2011
From Operations
Net investment income (loss)	$394,504	$489,338	$458,814
Net realized gain (loss) on investments, futures contracts, credit default swaps and
foreign currency transactions	8,178,544	(424,944)	13,003,838
Net change in unrealized appreciation (depreciation) on investments, futures
contracts, credit default swaps and foreign currency transactions	(908,978)	(1,948,627)	629,283
Change in Net Assets from Operations	7,664,070	(1,884,233)	14,091,935

Distributions to Shareholders from:
Net investment income, Class A	(53,729)	(2,318)	(4,844)
Net investment income, Class B(B)	—	—	—
Net investment income, Class C	(15,394)	—	—
Net investment income, Class Y(B)	(155,761)	(178,879)	(259,540)
Net investment income, Institutional Class	(616,804)	—	—
Net realized gains, Class A	(405,557)	(105,551)	—
Net realized gains, Class B	—	(28,722)	—
Net realized gains, Class C	(244,214)	(95,427)	—
Net realized gains, Class Y(B)	(1,038,414)	(3,097,507)	—
Net realized gains, Institutional Class	(3,726,864)	—	—
Total Distributions	(6,256,737)	(3,508,404)	(264,384)

Net Increase (Decrease) from Share Transactions(C)	(15,483,785)	(6,484,815)	(12,514,243)

Total Increase (Decrease) in Net Assets	(14,076,452)	(11,877,452)	1,313,308

Net Assets
Beginning of period	52,658,214	64,535,666	63,222,358
End of period	$38,581,762	$52,658,214	$64,535,666
Accumulated Net Investment Income (Loss)	$2,567	$449,890	$213,016

(A)The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.

(B)Effective September 10, 2012, Class B shares were exchanged for Class A shares and Institutional Class shares became Class Y shares. Amounts prior to September 10, 2012 of Class Y shares represent the former Fifth Third Institutional Class shares. See Note 10 in the Notes to Financial Statements.

(C) For details on share transaction by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 46 and 47.

See accompanying Notes to Financial Statements.

42

Statements of Changes in Net Assets

(Continued)

Touchstone

Strategic Income

Fund

For the
Eight Months	For the	For the
Ended	Year	Year
March 31,	Ended	Ended
2013(A)	July 31, 2012	July 31, 2011

$9,421,815	$9,855,913	$6,913,076
2,829,774	1,572,178	(11,172)
1,388,214	6,431,184	5,237,406
13,639,803	17,859,275	12,139,310

(1,539,970)	(1,802,345)	(1,061,504)
(682)	(18,189)	(27,929)
(637,497)	(872,785)	(586,912)
(6,227,808)	(7,695,009)	(4,916,023)
(525,064)	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
(8,931,021)	(10,388,328)	(6,592,368)

7,310,988	102,918,716	45,812,777

12,019,770	110,389,663	51,359,719

275,249,954	164,860,291	113,500,572
$287,269,724	$275,249,954	$164,860,291
$(404,037)	$(662,710)	$(122,295)

43

Statements of Changes in Net Assets - Capital Stock Activity

			Touchstone International
			Value Fund
	For the Eight Months		For the Year		For the Year
	Ended		Ended		Ended
	March 31, 2013(A)		July 31, 2012		July 31, 2011
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A(B)
Proceeds from Shares issued	26,590	$200,145	58,685	$425,756	98,542	$814,534
Proceeds from Shares issued in connection with
merger(C)	20,734	154,261	—	—	—	—
Reinvestment of distributions	24,523	185,642	32,566	220,471	24,652	203,874
Cost of Shares redeemed	(261,494)	(1,966,252)	(279,814)	(1,978,776)	(298,404)	(2,471,936)
Change in Net Assets from
Class A Share Transactions	(189,647)	(1,426,204)	(188,563)	(1,332,549)	(175,210)	(1,453,528)
Class B(B)
Proceeds from Shares issued	—	—	760	5,040	1,885	15,389
Reinvestment of distributions	—	—	249	1,675	295	2,404
Cost of Shares redeemed	(2,292)	(16,594)	(19,681)	(140,313)	(39,354)	(317,523)
Cost of Shares redeemed in connection with
merger(C)	(20,936)	(154,261)	—	—	—	—
Change in Net Assets from
Class B Share Transactions	(23,228)	(170,855)	(18,672)	(133,598)	(37,174)	(299,730)
Class C
Proceeds from Shares issued	7,598	53,916	80	577	508	3,918
Reinvestment of distributions	760	5,380	592	3,764	457	3,538
Cost of Shares redeemed	(3,522)	(24,767)	(10,005)	(68,022)	(11,306)	(87,692)
Change in Net Assets from
Class C Share Transactions	4,836	34,529	(9,333)	(63,681)	(10,341)	(80,236)
Class Y(B)
Proceeds from Shares issued	197,996	1,450,615	1,674,072	11,922,066	1,606,141	13,473,708
Reinvestment of distributions	96,638	731,549	563,720	3,810,747	529,628	4,380,017
Cost of Shares redeemed	(13,645,820)	(101,181,970)	(5,663,691)	(40,021,546)	(12,504,750)	(104,223,758)
Change in Net Assets from
Class Y Share Transactions	(13,351,186)	(98,999,806)	(3,425,899)	(24,288,733)	(10,368,981)	(86,370,033)
Institutional Class(D)
Proceeds from Shares issued	13,290,532	100,202,828	—	—	—	—
Reinvestment of distributions	301,490	2,282,278	—	—	—	—
Cost of Shares redeemed	(1,920,915)	(14,697,639)	—	—	—	—
Change in Net Assets from
Institutional Class Share Transactions	11,671,107	87,787,467	—	—	—	—
Change from Share Transactions	(1,888,118)	$(12,774,869)	(3,642,467)	$(25,818,561)	(10,591,706)	$(88,203,527)

(A)The Fund changed its fiscal year from July 31 to March 31. See Note 10 in the Notes to Financial Statements.

(B)Effective September 10, 2012, Class B shares were exchanged for Class A shares and Institutional Class shares became Class Y shares. Amounts prior to September 10, 2012 of Class Y shares represent the former Fifth Third Institutional Class shares. See Note 10 in the Notes to Financial Statements.

(C)See Note 10 in the Notes to Financial Statements.

(D)The Fund began issuing Institutional Class shares on September 10, 2012.

See accompanying Notes to Financial Statements.

44

Statements of Changes in Net Assets - Capital Stock Activity

(Continued)

Touchstone Small Cap

Growth Fund

For the Eight Months		For the Year		For the Year
Ended		Ended		Ended
March 31, 2013(A)		July 31, 2012		July 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars
349,757	$1,570,570	1,111,506	$4,596,130	4,166,699	17,701,153
31,683	143,842	—	—	—	—
156,038	662,719	—	—	—	—
(1,122,269)	(5,095,473)	(1,855,492)	(7,747,734)	(3,101,380)	(13,195,011)

(584,791)	(2,718,342)	(743,986)	(3,151,604)	1,065,319	4,506,142

—	—	1,027	3,419	15,261	47,215
—	—	—	—	—	—
(2,255)	(8,898)	(105,845)	(370,269)	(179,725)	(638,383)

(36,022)	(143,842)	—	—	—	—

(38,277)	(152,740)	(104,818)	(366,850)	(164,464)	(591,168)

61,800	234,905	157,093	581,866	830,828	3,123,538
29,506	109,265	—	—	—	—
(281,272)	(1,113,971)	(613,063)	(2,258,494)	(238,352)	(906,616)

(189,966)	(769,801)	(455,970)	(1,676,628)	592,476	2,216,922
642,908	3,133,798	1,583,163	7,015,294	2,412,778	11,073,408
184,691	854,583	—	—	—	—
(2,428,927)	(11,714,100)	(2,285,257)	(10,377,965)	(2,083,181)	(9,224,987)

(1,601,328)	(7,725,719)	(702,094)	(3,362,671)	329,597	1,848,421

508	2,500	—	—	—	—
30	137	—	—	—	—
—	—	—	—	—	—

538	2,637	—	—	—	—
(2,413,824)	$(11,363,965)	(2,006,868)	$(8,557,753)	1,822,928	$7,980,317

45

Statements of Changes in Net Assets - Capital Stock Activity

(Continued)

			Touchstone Small Company
			Value Fund
	For the Eight Months		For the Year		For the Year
	Ended		Ended		Ended
	March 31, 2013(A)		July 31, 2012		July 31, 2011
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A(B)
Proceeds from Shares issued	22,209	$394,510	42,004	$764,162	50,007	$890,213
Proceeds from Shares issued in connection with
merger(C)	13,540	257,661	—	—	—	—
Reinvestment of distributions	22,487	358,322	4,197	72,924	206	3,864
Cost of Shares redeemed	(25,759)	(450,311)	(29,328)	(520,810)	(87,065)	(1,610,129)
Change in Net Assets from
Class A Share Transactions	32,477	560,182	16,873	316,276	(36,852)	(716,052)
Class B(B)
Proceeds from Shares issued	—	—	73	1,292	473	8,527
Reinvestment of distributions	—	—	1,596	26,161	—	—
Cost of Shares redeemed	(4,092)	(70,261)	(14,812)	(251,299)	(6,500)	(109,295)
Cost of Shares redeemed in connection with
merger(C)	(14,403)	(257,661)	—	—	—	—
Change in Net Assets from
Class B Share Transactions	(18,495)	(327,922)	(13,143)	(223,846)	(6,027)	(100,768)
Class C
Proceeds from Shares issued	11,987	181,605	19,501	328,598	67,574	1,154,879
Reinvestment of distributions	5,681	83,853	1,654	27,004	—	—
Cost of Shares redeemed	(31,341)	(525,772)	(25,789)	(429,175)	(23,384)	(435,936)
Change in Net Assets from
Class C Share Transactions	(13,673)	(260,314)	(4,634)	(73,573)	44,190	718,943
Class Y(B)
Proceeds from Shares issued	43,116	778,766	323,005	5,919,691	752,656	13,152,538
Reinvestment of distributions	61,952	998,238	180,666	3,182,398	10,987	208,977
Cost of Shares redeemed	(2,471,693)	(47,116,632)	(864,713)	(15,605,761)	(1,350,992)	(25,777,881)
Change in Net Assets from
Class Y Share Transactions	(2,366,625)	(45,339,628)	(361,042)	(6,503,672)	(587,349)	(12,416,366)
Institutional Class(D)
Proceeds from Shares issued	1,965,807	37,589,273	—	—	—	—
Reinvestment of distributions	267,383	4,343,668	—	—	—	—
Cost of Shares redeemed	(638,446)	(12,049,044)	—	—	—	—
Change in Net Assets from
Institutional Class Share Transactions	1,594,744	29,883,897	—	—	—	—
Change from Share Transactions	(771,572)	$(15,483,785)	(361,946)	$(6,484,815)	(586,038)	$(12,514,243)

(A)The Fund changed its fiscal year from July 31 to March 31. See Note 10 in the Notes to Financial Statements.

(B)Effective September 10, 2012, Class B shares were exchanged for Class A shares and Institutional Class shares became Class Y shares. Amounts prior to September 10, 2012 of Class Y shares represent the former Fifth Third Institutional Class shares. See Note 10 in the Notes to Financial Statements.

(C)See Note 10 in the Notes to Financial Statements.

(D)The Fund began issuing Institutional Class shares on September 10, 2012.

See accompanying Notes to Financial Statements.

46

Statements of Changes in Net Assets - Capital Stock Activity

(Continued)

Touchstone Strategic

Income Fund

For the Eight Months		For the Year		For the Year
Ended		Ended		Ended
March 31, 2013(A)		July 31, 2012		July 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars

1,349,724	$14,643,752	3,151,163	$32,993,481	1,046,607	$10,836,097

32,891	356,537	—	—	—	—
110,758	1,199,074	108,355	1,138,265	65,513	680,398
(2,314,002)	(25,179,450)	(1,090,958)	(11,399,562)	(631,699)	(6,543,751)

(820,629)	(8,980,087)	2,168,560	22,732,184	480,421	4,972,744
2,142	23,134	10,853	112,457	6,908	71,671
49	524	1,224	12,788	1,381	14,332
(1,976)	(22,352)	(28,737)	(299,913)	(31,848)	(331,767)

(32,946)	(356,537)	—	—	—	—

(32,731)	(355,231)	(16,660)	(174,668)	(23,559)	(245,764)

448,682	4,810,637	995,418	10,267,593	590,737	6,073,962
39,465	422,591	52,091	540,105	38,443	395,265
(436,212)	(4,674,418)	(311,646)	(3,227,988)	(268,525)	(2,747,838)

51,935	558,810	735,863	7,579,710	360,655	3,721,389

5,371,767	58,425,257	9,153,874	96,044,311	6,226,704	64,778,528
197,464	2,142,709	242,894	2,554,364	115,044	1,204,529
(5,969,106)	(64,914,120)	(2,467,026)	(25,817,185)	(2,764,055)	(28,618,649)

(399,875)	(4,346,154)	6,929,742	72,781,490	3,577,693	37,364,408

2,297,269	24,996,202	—	—	—	—
47,620	516,651	—	—	—	—
(467,099)	(5,079,203)	—	—	—	—

1,877,790	20,433,650	—	—	—	—
676,490	$7,310,988	9,817,505	$102,918,716	4,395,210	$45,812,777

47

Financial Highlights

Touchstone International Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Eight Months
	Ended
	March 31,				Year Ended July 31,
	2013(A)		2012		2011		2010		2009		2008
Net asset value at beginning of period	$7.06		$8.42		$7.33		$7.24		$12.23		$15.54
Income (loss) from investment operations:
Net investment income(B)	0.06		0.14		0.17		0.14		0.20		0.40
Net realized and unrealized gains (losses) on investments	0.73		(1.30)		1.09		0.19		(3.59)		(2.28)
Total from investment operations	0.79		(1.16)		1.26		0.33		(3.39)		(1.88)
Distributions from:
Net investment income	(0.23)		(0.20)		(0.17)		(0.24)		(0.17)		(0.43)
Realized capital gains	—		—		—		—		(1.43)		(1.00)
Total distributions	(0.23)		(0.20)		(0.17)		(0.24)		(1.60)		(1.43)
Net asset value at end of period	$7.62		$7.06		$8.42		$7.33		$7.24		$12.23
Total return(C)	11.15	%(D)	(13.67%)		17.17%		4.34%		(24.64%)		(13.81%)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,394		$7,266		$10,258		$10,216		$11,754		$20,160
Ratio to average net assets:
Net expenses	1.36	%(E)(F)	1.40	%(F)	1.42	%(F)	1.43	%(F)	1.47	%(F)	1.50%
Gross expenses	2.22	%(E)	1.68%		1.61%		1.59%		1.59%		1.60%
Net investment income	1.21	%(E)	2.00%		2.10%		1.87%		2.74%		2.80%
Portfolio turnover rate	133	%(D)	121%		131%		137%		104%		155%

Touchstone International Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Eight Months
	Ended
	March 31,		Year Ended July 31,
	2013(A)		2012		2011		2010		2009		2008
Net asset value at beginning of period	$6.59		$7.85		$6.84		$6.79		$11.61		$14.81
Income (loss) from investment operations:
Net investment income(B)	0.02		0.08		0.10		0.08		0.14		0.30
Net realized and unrealized gains (losses) on investments	0.67		(1.21)		1.01		0.18		(3.42)		(2.18)
Total from investment operations	0.69		(1.13)		1.11		0.26		(3.28)		(1.88)
Distributions from:
Net investment income	(0.18)		(0.13)		(0.10)		(0.21)		(0.11)		(0.32)
Realized capital gains	—		—		—		—		(1.43)		(1.00)
Total distributions	(0.18)		(0.13)		(0.10)		(0.21)		(1.54)		(1.32)
Net asset value at end of period	$7.10		$6.59		$7.85		$6.84		$6.79		$11.61
Total return(C)	10.53	%(D)	(14.37%)		16.23%		3.59%		(25.18%)		(14.43%)
Ratios and supplemental data:
Net assets at end of period (000's)	$217		$169		$275		$310		$378		$721
Ratio to average net assets:
Net expenses	2.11	%(E)(F)	2.15	%(F)	2.17	%(F)	2.18	%(F)	2.22	%(F)	2.26%
Gross expenses	9.33	%(E)	2.43%		2.36%		2.34%		2.34%		2.36%
Net investment income	0.46	%(E)	1.24%		1.28%		1.11%		2.01%		2.19%
Portfolio turnover rate	133	%(D)	121%		131%		137%		104%		155%

(A)	The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.

(B)	The net investment income per share is based on average shares outstanding for the period.

(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes interest expense relating to settlement of foreign futures. Interest expense was less than 0.005% for the eight months ended March 31, 2013 and 0.02%, 0.01%, 0.01% and 0.02% for the years ended July 31, 2012, 2011, 2010 and 2009, respectively.

See accompanying Notes to Financial Statements.

48

Financial Highlights

(Continued)

Touchstone International Value Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Eight Months
	Ended
	March 31,		Year Ended July 31,
	2013(A)(B)		2012		2011		2010		2009		2008
Net asset value at beginning of period	$7.07		$8.44		$7.35		$7.25		$12.24		$15.55
Income (loss) from investment operations:
Net investment income(C)	0.07		0.16		0.18		0.16		0.22		0.45
Net realized and unrealized gains (losses) on investments	0.73		(1.31)		1.10		0.19		(3.59)		(2.30)
Total from investment operations	0.80		(1.15)		1.28		0.35		(3.37)		(1.85)
Distributions from:
Net investment income	(0.25)		(0.22)		(0.19)		(0.25)		(0.19)		(0.46)
Realized capital gains	—		—		—		—		(1.43)		(1.00)
Total distributions	(0.25)		(0.22)		(0.19)		(0.25)		(1.62)		(1.46)
Net asset value at end of period	$7.62		$7.07		$8.44		$7.35		$7.25		$12.24
Total return	11.33	%(D)	(13.47%)		17.42%		4.61%		(24.36%)		(13.56%)
Ratios and supplemental data:
Net assets at end of period (000's)	$31,527		$123,607		$176,521		$229,888		$233,968		$420,993
Ratio to average net assets:	1.08	%(E)(F)	1.15	%(F)	1.17	%(F)	1.18	%(F)	1.22	%(F)	1.26%
Net expenses
Gross expenses	1.51	%(E)	1.43%		1.36%		1.34%		1.34%		1.36%
Net investment income	1.49	%(E)	2.27%		2.22%		2.18%		3.01%		3.13%
Portfolio turnover rate	133	%(D)	121%		131%		137%		104%		155%

Touchstone International Value Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Period Ended
	March 31,
	2013(B)(G)
Net asset value at beginning of period	$7.43
Income from investment operations:
Net investment income(C)	0.08
Net realized and unrealized gains on investments	0.36
Total from investment operations	0.44
Distributions from:
Net investment income	(0.25)
Net asset value at end of period	$7.62
Total return	5.94	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$88,931
Ratio to average net assets:
Net expenses	0.96	%(E)(F)
Gross expenses	1.36	%(E)
Net investment income	1.61	%(E)
Portfolio turnover rate	133	%(D)

(A)	Effective September 10, 2012, Institutional Class shares were renamed Class Y shares. See footnote 10 in the Notes to Financial Statements.

(B)	The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.

(C)	The net investment income per share is based on average shares outstanding for the period.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes interest expense relating to settlement of foreign futures. Interest expense was less than 0.005% for the period ended March 31, 2013 and 0.02%, 0.01%, 0.01% and 0.02% for the years ended July 31, 2012, 2011, 2010 and 2009, respectively.

(G)	The Fund began issuing Institutional Class shares on September 10, 2012.

See accompanying Notes to Financial Statements.

49

Financial Highlights

(Continued)

Touchstone Small Cap Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Eight Months
	Ended
	March 31,		Year Ended July 31,
	2013(A)		2012		2011	2010	2009	2008
Net asset value at beginning of period	$4.25		$4.24		$3.63	$3.01	$3.49	$6.73
Income (loss) from investment operations:
Net investment income (loss)(B)	—	(C)	—	(C)	(0.01)	(0.01)	0.01	0.01
Net realized and unrealized gains (losses) on investments	0.85		0.01		0.62	0.63	(0.47)	(0.75)
Total from investment operations	0.85		0.01		0.61	0.62	(0.46)	(0.74)
Distributions from:
Net investment income	(0.02)		—		—	—	(0.01)	—
Realized capital gains	(0.24)		—		—	—	(0.01)	(2.50)
Total distributions	(0.26)		—		—	—	(0.02)	(2.50)
Net asset value at end of period	$4.84		$4.25		$4.24	$3.63	$3.01	$3.49
Total return(D)	20.93	%(E)	0.24%		16.80%	20.60%	(13.18%)	(12.41%)
Ratios and supplemental data:
Net assets at end of period (000's)	$14,243		$15,010		$18,117	$11,649	$7,497	$10,552
Ratio to average net assets:	1.60	%(F)	1.60%		1.60%	1.60%	1.60%	1.60%
Net expenses
Gross expenses	2.13	%(F)	2.01%		1.96%	2.07%	2.14%	2.06%
Net investment income (loss)	0.15	%(F)	(0.07%)		(0.33%)	(0.41%)	0.40%	0.16%
Portfolio turnover rate	45	%(E)(G)	48%		59%	56%	46%	49%

Touchstone Small Cap Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Eight Months
	Ended
	March 31,		Year Ended July 31,
	2013(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$3.75		$3.77	$3.25	$2.72	$3.17	$6.39
Income (loss) from investment operations:
Net investment loss(B)	(0.02)		(0.03)	(0.04)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gains (losses) on investments	0.74		0.01	0.56	0.57	(0.43)	(0.70)
Total from investment operations	0.72		(0.02)	0.52	0.53	(0.44)	(0.72)
Distributions from:
Net investment income	(0.01)		—	—	—	—	—
Realized capital gains	(0.24)		—	—	—	(0.01)	(2.50)
Total distributions	(0.25)		—	—	—	(0.01)	(2.50)
Net asset value at end of period	$4.22		$3.75	$3.77	$3.25	$2.72	$3.17
Total return(D)	20.17	%(E)	(0.53%)	16.00%	19.49%	(13.75%)	(12.95%)
Ratios and supplemental data:
Net assets at end of period (000's)	$3,509		$3,830	$5,563	$2,876	$1,446	$1,749
Ratio to average net assets:	2.35	%(F)	2.35%	2.35%	2.35%	2.35%	2.35%
Net expenses
Gross expenses	3.16	%(F)	2.76%	2.71%	2.82%	2.88%	2.81%
Net investment loss	(0.60	%)(F)	(0.82%)	(1.10%)	(1.17%)	(0.35%)	(0.62%)
Portfolio turnover rate	45	%(E)(G)	48%	59%	56%	46%	49%

(A)	The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.

(B)	The net investment income/(loss) per share is based on average shares outstanding for the period.

(C)	Less than $0.005 per share.

(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(E)	Not annualized.

(F)	Annualized.

(G)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

50

Financial Highlights

(Continued)

Touchstone Small Cap Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Eight Months
	Ended
	March 31,			Year Ended July 31,
	2013(A)(B)		2012	2011		2010	2009	2008
Net asset value at beginning of period	$4.61		$4.58	$3.92		$3.24	$3.75	$7.02
Income (loss) from investment operations:
Net investment income (loss)(C)	0.01		0.01	—	(D)	(0.01)	0.02	0.02
Net realized and unrealized gains (losses) on investments	0.92		0.02	0.66		0.69	(0.51)	(0.78)
Total from investment operations	0.93		0.03	0.66		0.68	(0.49)	(0.76)
Distributions from:
Net investment income	(0.03)		—	—		—	(0.01)	(0.01)
Realized capital gains	(0.24)		—	—		—	(0.01)	(2.50)
Total distributions	(0.27)		—	—		—	(0.02)	(2.51)
Net asset value at end of period	$5.27		$4.61	$4.58		$3.92	$3.24	$3.75
Total return	20.94	%(E)	0.66%	16.84%		20.99%	(12.86%)	(12.23%)
Ratios and supplemental data:
Net assets at end of period (000's)	$18,123		$23,232	$26,317		$21,195	$17,394	$22,662
Ratio to average net assets:
Net expenses	1.35	%(F)	1.35%	1.35%		1.35%	1.35%	1.35%
Gross expenses	1.77	%(F)	1.76%	1.71%		1.82%	1.89%	1.82%
Net investment income (loss)	0.40	%(F)	0.17%	(0.08%)		(0.16%)	0.64%	0.37%
Portfolio turnover rate	45	%(E)(G)	48%	59%		56%	46%	49%

Touchstone Small Cap Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Period Ended
	March 31,
	2013(B)(H)
Net asset value at beginning of period	$4.92
Income (loss) from investment operations:
Net investment income(C)	0.02
Net realized and unrealized gains on investments	0.61
Total from investment operations	0.63
Distributions from:
Net investment income	(0.03)
Realized capital gains	(0.24)
Total distributions	(0.27)
Net asset value at end of period	$5.28
Total return	13.56	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$3
Ratio to average net assets:
Net expenses	1.25	%(F)
Gross expenses	945.43	%(F)
Net investment income	0.50	%(F)
Portfolio turnover rate	45	%(E)(G)

(A)	Effective September 10, 2012, Institutional Class shares were renamed Class Y shares. See footnote 10 in the Notes to Financial Statements.
(B)	The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.
(C)	The net investment income/(loss) per share is based on average shares outstanding for the period.
(D)	Less than $0.005 per share.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(H)	The Fund began issuing Institutional Class shares on September 10, 2012.

See accompanying Notes to Financial Statements.

51

Financial Highlights

(Continued)

Touchstone Small Company Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Eight Months
	Ended
	March 31,			Year Ended July 31,
	2013(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$17.80		$19.43	$16.15	$13.33	$16.84	$20.09
Income (loss) from investment operations:
Net investment income(B)	0.15		0.11	0.08	0.06	0.18	0.14
Net realized and unrealized gains (losses) on investments	3.11		(0.66)	3.23	2.83	(3.51)	(0.90)
Total from investment operations	3.26		(0.55)	3.31	2.89	(3.33)	(0.76)
Distributions from:
Net investment income	(0.38)		(0.02)	(0.03)	(0.07)	(0.18)	(0.12)
Realized capital gains	(2.99)		(1.06)	—	—	—	(2.37)
Total distributions	(3.37)		(1.08)	(0.03)	(0.07)	(0.18)	(2.49)
Net asset value at end of period	$17.69		$17.80	$19.43	$16.15	$13.33	$16.84
Total return(C)	20.74	%(D)	(2.65%)	20.52%	21.69%	(19.56%)	(3.95%)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,676		$2,114	$1,980	$2,241	$1,275	$1,682
Ratio to average net assets:
Net expenses	1.20	%(E)	1.24%	1.36%	1.41%	1.45%	1.45%
Gross expenses	2.72	%(E)	1.66%	1.60%	1.56%	1.55%	1.50%
Net investment income	1.30	%(E)	0.63%	0.43%	0.39%	1.42%	0.77%
Portfolio turnover rate	155	%(D)	62%	93%	65%	68%	60%

Touchstone Small Company Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
Eight Months
Ended
March 31,	Year Ended July 31,
2013(A)	2012	2011	2010	2009	2008
Net asset value at beginning of period	$16.67	$18.38	$15.37	$12.73	$16.07	$19.31
Income (loss) from investment operations:
Net investment income (loss)(B)	0.06	(0.02)	(0.07)	(0.06)	0.08	—	(F)
Net realized and unrealized gains (losses) on investments	2.91	(0.63)	3.08	2.70	(3.33)	(0.87)
Total from investment operations	2.97	(0.65)	3.01	2.64	(3.25)	(0.87)
Distributions from:
Net investment income	(0.16)	—	—	—	(0.09)	—
Realized capital gains	(2.99)	(1.06)	—	—	—	(2.37)
Total distributions	(3.15)	(1.06)	—	—	(0.09)	(2.37)
Net asset value at end of period	$16.49	$16.67	$18.38	$15.37	$12.73	$16.07
Total return(C)	20.26	%(D)	(3.39%)	19.58%	20.83%	(20.17%)	(4.74%)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,315	$1,557	$1,802	$828	$399	$384
Ratio to average net assets:
Net expenses	1.95	%(E)	1.99%	2.11%	2.16%	2.20%	2.20%
Gross expenses	3.63	%(E)	2.41%	2.35%	2.31%	2.30%	2.25%
Net investment income (loss)	0.55	%(E)	(0.11%)	(0.39%)	(0.37%)	0.68%	0.01%
Portfolio turnover rate	155	%(D)	62%	93%	65%	68%	60%

(A)	The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.
(B)	The net investment income/(loss) per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

52

Financial Highlights

(Continued)

Touchstone Small Company Value Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Eight Months
	Ended
	March 31,			Year Ended July 31,
	2013(A)(B)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$18.04		$19.67	$16.34	$13.48	$17.04	$20.29
Income (loss) from investment operations:
Net investment income(C)	0.19		0.16	0.13	0.11	0.21	0.19
Net realized and unrealized gains (losses) on investments	3.15		(0.67)	3.27	2.85	(3.55)	(0.91)
Total from investment operations	3.34		(0.51)	3.40	2.96	(3.34)	(0.72)
Distributions from:
Net investment income	(0.42)		(0.06)	(0.07)	(0.10)	(0.22)	(0.16)
Realized capital gains	(2.99)		(1.06)	—	—	—	(2.37)
Total distributions	(3.41)		(1.12)	(0.07)	(0.10)	(0.22)	(2.53)
Net asset value at end of period	$17.97		$18.04	$19.67	$16.34	$13.48	$17.04
Total return	20.99	%(D)	(2.42%)	20.80%	22.00%	(19.32%)	(3.68%)
Ratios and supplemental data:
Net assets at end of period (000's)	$5,953		$48,677	$60,170	$59,572	$65,235	$86,463
Ratio to average net assets:
Net expenses	0.95	%(E)	0.99%	1.11%	1.16%	1.20%	1.19%
Gross expenses	1.76	%(E)	1.41%	1.35%	1.31%	1.30%	1.24%
Net investment income	1.55	%(E)	0.89%	0.68%	0.67%	1.68%	1.05%
Portfolio turnover rate	155	%(D)	62%	93%	65%	68%	60%

Touchstone Small Company Value Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Period Ended
	March 31,
	2013(B)(F)
Net asset value at beginning of period	$19.26
Income (loss) from investment operations:
Net investment income(C)	0.19
Net realized and unrealized gains on investments	1.95
Total from investment operations	2.14
Distributions from:
Net investment income	(0.45)
Realized capital gains	(2.99)
Total distributions	(3.44)
Net asset value at end of period	$17.96
Total return	13.43	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$28,637
Ratio to average net assets:
Net expenses	0.85	%(E)
Gross expenses	1.39	%(E)
Net investment income	1.65	%(E)
Portfolio turnover rate	155	%(D)

(A)	Effective September 10, 2012, Institutional Class shares were renamed Class Y shares. See footnote 10 in the Notes to Financial Statements.
(B)	The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.
(C)	The net investment income per share is based on average shares outstanding for the period.
(D)	Not annualized.
(E)	Annualized.
(F)	The Fund began issuing Institutional Class shares on September 10, 2012.

See accompanying Notes to Financial Statements.

53

Financial Highlights

(Continued)

Touchstone Strategic Income Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

Eight Months
Ended
March 31,	Year Ended July 31,
2013(A)	2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.76	$10.47	$10.00	$8.93	$9.36	$11.15
Income (loss) from investment operations:
Net investment income	0.35	(B)	0.49	(C)	0.52	(C)	0.51	(C)	0.56	(C)	0.53	(C)
Net realized and unrealized gains (losses) on investments	0.16	0.31	0.44	1.26	(0.39)	(1.41)
Total from investment operations	0.51	0.80	0.96	1.77	0.17	(0.88)
Distributions from:
Net investment income	(0.33)	(0.51)	(0.49)	(0.70)	(0.59)	(0.58)
Realized capital gains	—	—	—	—	(0.01)	(0.33)
Total distributions	(0.33)	(0.51)	(0.49)	(0.70)	(0.60)	(0.91)
Net asset value at end of period	$10.94	$10.76	$10.47	$10.00	$8.93	$9.36
Total return(D)	4.77	%(E)	7.86%	9.90%	20.27%	3.02%	(8.46%)
Ratios and supplemental data:
Net assets at end of period (000's)	$41,301	$49,458	$25,400	$19,461	$13,406	$14,768
Ratio to average net assets:
Net expenses	0.94	%(F)	0.95%	1.02%	1.12%	1.18%	1.21%
Gross expenses	1.37	%(F)	1.60%	1.61%	1.65%	1.65%	1.60%
Net investment income	4.76	%(B)(F)	4.65%	4.99%	5.27%	7.05%	5.21%
Portfolio turnover rate	41	%(E)	47%	42%	31%	32%	32%

Touchstone Strategic Income Fund-Class C
Selected Data for a Share Outstanding Throughout Each Period
Eight Months
Ended
March 31,	Year Ended July 31,
2013(A)	2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.65	$10.36	$9.90	$8.85	$9.29	$11.07
Income (loss) from investment operations:
Net investment income	0.29	(B)	0.40	(C)	0.44	(C)	0.43	(C)	0.49	(C)	0.45	(C)
Net realized and unrealized gains (losses) on investments	0.15	0.32	0.44	1.25	(0.38)	(1.40)
Total from investment operations	0.44	0.72	0.88	1.68	0.11	(0.95)
Distributions from:
Net investment income	(0.27)	(0.43)	(0.42)	(0.63)	(0.54)	(0.50)
Realized capital gains	—	—	—	—	(0.01)	(0.33)
Total distributions	(0.27)	(0.43)	(0.42)	(0.63)	(0.55)	(0.83)
Net asset value at end of period	$10.82	$10.65	$10.36	$9.90	$8.85	$9.29
Total return(D)	4.20	%(E)	7.16%	9.09%	19.20%	2.29%	(9.12%)
Ratios and supplemental data:
Net assets at end of period (000's)	$26,087	$25,115	$16,818	$12,504	$8,468	$9,780
Ratio to average net assets:
Net expenses	1.69	%(F)	1.70%	1.77%	1.87%	1.93%	1.96%
Gross expenses	2.16	%(F)	2.35%	2.36%	2.40%	2.40%	2.35%
Net investment income	4.01	%(B)(F)	3.82%	4.25%	4.53%	6.32%	4.26%
Portfolio turnover rate	41	%(E)	47%	42%	31%	32%	32%

(A)	The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.
(B)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A and Class C net investment income per share and ratio of net income to average net assets would have been lower by $0.01 and 0.13%, respectively.
(C)	The net investment income per share is based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

54

Financial Highlights

(Continued)

Touchstone Strategic Income Fund - Class Y
Selected Data for a Share Outstanding Throughout Each Period
Eight Months
Ended
March 31,	Year Ended July 31,
2013(A)(B)	2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.79	$10.49	$10.02	$8.95	$9.38	$11.18
Income (loss) from investment operations:
Net investment income	0.37	(C)	0.50	(D)	0.54	(D)	0.53	(D)	0.57	(D)	0.55	(D)
Net realized and unrealized gains (losses) on investments	0.16	0.33	0.45	1.26	(0.38)	(1.41)
Total from investment operations	0.53	0.83	0.99	1.79	0.19	(0.85)
Distributions from:
Net investment income	(0.35)	(0.53)	(0.52)	(0.72)	(0.61)	(0.61)
Realized capital gains	—	—	—	—	(0.01)	(0.33)
Total distributions	(0.35)	(0.53)	(0.52)	(0.72)	(0.62)	(0.94)
Net asset value at end of period	$10.97	$10.79	$10.49	$10.02	$8.95	$9.38
Total return	4.96	%(E)	8.21%	10.15%	20.39%	3.38%	(8.30%)
Ratios and supplemental data:
Net assets at end of period (000's)	$199,293	$200,325	$122,125	$80,807	$59,493	$90,639
Ratio to average net assets:
Net expenses	0.64	%(F)	0.70%	0.77%	0.87%	0.93%	0.96%
Gross expenses	1.05	%(F)	1.35%	1.36%	1.40%	1.40%	1.35%
Net investment income	5.06	%(C)(F)	4.80%	5.22%	5.51%	7.29%	5.28%
Portfolio turnover rate	41	%(E)	47%	42%	31%	32%	32%

Touchstone Strategic Income Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Period Ended
	March 31,
	2013(B)(G)
Net asset value at beginning of period	$10.86
Income (loss) from investment operations:
Net investment income	0.30	(C)
Net realized and unrealized gains on investments	0.12
Total from investment operations	0.42
Distributions from:
Net investment income	(0.32)
Net asset value at end of period	$10.96
Total return	3.93	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$20,589
Ratio to average net assets:
Net expenses	0.59	%(F)
Gross expenses	1.03	%(F)
Net investment income	5.11	%(C)(F)
Portfolio turnover rate	41	%(E)

(A)	Effective September 10, 2012, Institutional Class shares were renamed Class Y shares. See footnote 10 in the Notes to Financial Statements.
(B)	The Fund changed its fiscal year end from July 31 to March 31. See Note 10 in the Notes to Financial Statements.
(C)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class Y and Institutional Class net investment income per share and ratio of net income to average net assets would have been lower by $0.01 and 0.13%, respectively.
(D)	The net investment income per share is based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.
(G)	The Fund began issuing Institutional Class shares on September 10, 2012.

See accompanying Notes to Financial Statements.

55

Notes to Financial Statements

March 31, 2013

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds including the following four funds, individually, a “Fund”, and collectively, the “Funds”:

Touchstone International Value Fund (“International Value Fund”)

Touchstone Small Cap Growth Fund (“Small Cap Growth Fund”) (formerly known as Touchstone Micro Cap Value Fund)

Touchstone Small Company Value Fund (“Small Company Value Fund”)

Touchstone Strategic Income Fund (“Strategic Income Fund”)

Each Fund is an open-end, diversified management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. Generally accepted accounting principles in the United States (“U.S. GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

— Level 1 –	quoted prices in active markets for identical securities

— Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

— Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of March 31, 2013, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector allocation or credit quality. There were no Level 3 securities for the Funds during the eight months ended March 31, 2013.

All transfers in and out of the levels are recognized at the value at the end of the period. During the eight months ended March 31, 2013, there were no transfers between Levels 1, 2 and 3 for all Funds.

56

Notes to Financial Statements

March 31, 2013 (Continued)

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Securities for which market quotations or the NOCP are not readily available are fair valued as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and translated into U.S. dollars using currency exchange rates.

Level 2 Valuation— Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Funds to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV of the Funds. Any debt securities held by the Funds for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Level 3 Valuation— Securities held by the Funds that do not have readily available market quotations, or securities for which the available market quotations are not reliable, are priced at their fair value using procedures approved by the Funds’ Board of Trustees. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Certain Funds invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV. When the Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate

57

Notes to Financial Statements

March 31, 2013 (Continued)

share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Funds’ fees and expenses.

New accounting pronouncements — In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11,“Disclosures about Offsetting Assets and Liabilities”. ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under the International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities, as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. In January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of ASU No. 2011-11 to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. As of March 31, 2013, the Funds had no written options.

Futures Contracts — A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act or the

58

Notes to Financial Statements

March 31, 2013 (Continued)

rules of the Securities and Exchange Commission (the “SEC”) interpretations thereunder. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. As of March 31, 2013, the Strategic Income Fund held futures contracts as shown on the Portfolio of Investments and had cash in the amount of $662,226 held as collateral for futures contracts.

Swap Contracts — The Funds may enter into swap transactions, which are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Swaps other than security-based swaps are included in the definition of “commodity interests” under the Commodity Exchange Act (the “CEA”). Under recent amendments to Rule 4.5 under the CEA, a Fund may be considered a commodity pool if it trades more than a de minimis amount of commodity interests (including swaps). Under such circumstances, the Fund and its investment advisor may be subject to regulation by the Commodity Futures

59

Notes to Financial Statements

March 31, 2013 (Continued)

Trading Commission (“CFTC”). None of the Touchstone Funds intends to trade above the de minimis limitation, and the Strategic Income Fund’s investment advisor has claimed an exemption from registering with the CFTC.

A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds.

As the protection buyer in a credit default swap, a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event. In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

A Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Consistent with SEC staff guidance, if a Fund sells a credit default swap it will segregate assets equal to the full notional amount of the swap in order to cover its obligations under the instrument.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

As of March 31, 2013, the Funds did not hold any swap contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the

60

Notes to Financial Statements

March 31, 2013 (Continued)

counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the eight months ended March 31, 2013, the Strategic Income Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and adjust exposure to foreign currencies.

Derivative instruments and hedging activities — The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of March 31, 2013:

Fair Value of Derivative Investments

As of March 31, 2013

		Asset	Liability
		Derivatives	Derivatives
	Derivatives not accounted for as hedging	Unrealized	Unrealized
Fund	instruments under ASC 815	Appreciation	Depreciation
Strategic Income Fund	Forward-Foreign Currency Exchange Contracts*	$55,142	$(52,894)
	Futures- Interest Rate Contracts**	—	(137,150)

* Statements of Assets and Liabilities Location: Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts, respectively.

** Statements of Assets and Liabilities Location: Payable for variation margin for futures contracts. Only current day’s variation margin is reported within the payables of the statements of assets and liabilities. Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.

The Effect of Derivative Investments on the Statement of Operations

for the Eight Months Ended March 31, 2013

			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
International Value Fund	Futures - Equity Contracts*	$1,731,179	$(616,795)
Strategic Income Fund	Purchased Options- Interest Rate Contract**	(154,337)	—
	Forward - Foreign Currency Exchange
	Contracts***	(532,537)	(385,887)
	Futures - Interest Rate Contracts*	(752,881)	(92,929)
	Swaps - Credit Contracts****	(734,589)	393,648

* Statements of Operations Location: Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.

** Statements of Operations Location: Net realized gain (loss) on investments from non affiliated securities.

*** Statements of Operations Location: Net realized gain (loss) on foreign currency and net change in unrealized appreciation (depreciation) on foreign currency transactions, respectively.

**** Statements of Operations Location: Net realized loss on credit default swaps and net change in unrealized appreciation (depreciation) on credit default swaps, respectively.

61

Notes to Financial Statements

March 31, 2013 (Continued)

The Effect of Derivative Investments on the Statement of Operations

for the Year Ended July 31, 2012

			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
International Value Fund	Futures - Equity Contracts*	$(2,094,898)	$641,625
	Forward - Foreign Currency Exchange
	Contracts**	(136,260)	(176,361)
Small Company Value Fund	Purchased Options- Equity Contracts***	13,100	—
Strategic Income Fund	Purchased Options- Interest Rate Contract***	(330,458)	—
	Forward - Foreign Currency Exchange
	Contracts**	(192,651)	538,851
	Futures - Equity Contracts*	1,155,919	(181,880)
	Futures - Interest Rate Contracts*	(198,953)	—
	Swaps - Credit Contracts****	111,933	17,361

* Statements of Operations Location: Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.

** Statements of Operations Location: Net realized gain (loss) on foreign currency and net change in unrealized appreciation (depreciation) on foreign currency transactions, respectively.

*** Statements of Operations Location: Net realized gain (loss) on investments from non affiliated securities.

**** Statements of Operations Location: Net realized loss on credit default swaps and net change in unrealized appreciation (depreciation) on credit default swaps, respectively.

For the eight months ended March 31, 2013, the average quarterly balance of outstanding derivative financial instruments were as follows:

	International	Strategic
	Value	Income
	Fund	Fund
Equity contracts:
Purchased Options - Average number of contracts	—	475
Futures - Average number of contracts	78	—
Interest rate contracts:
Futures - Average number of contracts	—	340
Credit contracts:
Credit Default Swaps - Average number of contracts	—	—	*
Forward foreign currency exchange contracts:
Average number of contracts	—	5
Average U.S. dollar amount purchased	—	$12,450,702
Average U.S. dollar amount sold	—	$2,547,991

* Average quarterly balance was less than 1.

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian in an amount at least equal to the market value of the loaned securities. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the securities loaned plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle.

62

Notes to Financial Statements

March 31, 2013 (Continued)

As of March 31, 2013, the following Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
International Value Fund	$2,379,203	$2,451,274
Small Company Value Fund	2,864,696	2,941,216
Strategic Income Fund	35,832	36,600

All collateral received as cash is received, held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned.

Unrealized gain or loss on the market value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Class C, Class Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issues discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The International Value Fund and Small Cap Growth Fund declare and distribute net investment income, if any, annually, as a dividend to shareholders. The Small Company Value Fund declares and distributes net investment income, if any, quarterly, as a dividend to shareholders. The Strategic Income Fund declares and distributes net investment income, if any, monthly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the funds’ net investment income that invest in underlying funds is affected by the timing of dividend declarations by investee funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total

63

Notes to Financial Statements

March 31, 2013 (Continued)

net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in The Trust, and/or Touchstone Investment Trust, Touchstone Institutional Funds Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust, and Touchstone Tax-Free Trust (“Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the eight months ended March 31, 2013:

			Small
	International	Small Cap	Company	Strategic
	Value Fund	Growth Fund*	Value Fund	Income Fund
Purchases of investment securities	$143,458,666	$15,584,077	$57,602,562	$104,357,037
Proceeds from sales and maturities	$157,090,248	$23,755,549	$83,192,139	$100,399,373

*	Small Cap Growth Fund had a redemption-in-kind on August 28, 2012, which resulted in a redemption out of the Fund of $5,653,786 and is excluded from the proceeds from sales above. The redemption was comprised of securities and cash in the amount of $5,101,284 and $552,502, respectively.

For the eight months ended March 31, 2013, purchases and proceeds from sales and maturities in U.S. Government Securities for Strategic Income Fund were $9,539,908, and $100,064,562, respectively.

4. Transactions with Affiliates and Other Related Parties

Certain officers of The Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”) or BNY Mellon Investment Servicing (U.S) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from The Trust. The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (“Western-Southern”).

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (“Advisory Agreement”). Effective September 10, 2012, under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

International Value Fund	1.00%
Small Cap Growth Fund	1.00%
Small Company Value Fund	0.90%
Strategic Income Fund	0.70%

64

Notes to Financial Statements

March 31, 2013 (Continued)

Prior to September 10, 2012, Fifth Third Asset Management, Inc. (“FTAM” or the “Former Advisor”) served as the advisor to the Funds. For its services, the Funds paid the Former Advisor the same fees listed above, except for International Value Fund, which paid, at an annual rate based on average daily net assets, 1.00% on the first $750 million of net assets and 0.85% on such assets in excess of $750 million, and the Strategic Income Fund which paid 1.00%.

Effective September 10, 2012, the Advisor has entered into investment sub-advisory agreements with the following parties:

Barrow, Hanley, Mewhinney & Strauss, LLC	Fifth Third Asset Management, Inc.
International Value Fund	Strategic Income Fund
DePrince, Race & Zollo, Inc.	Russell Implementation Services, Inc.
Small Company Value Fund	Small Cap Growth Fund*

*	Effective January 16, 2013, Russell Implementation Services, Inc. became the interim sub-adviser of the Small Cap Growth Fund. Prior to January 16, 2013, Fifth Third Asset Management, Inc. was the sub-adviser.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

Effective September 10, 2012, the Advisor entered into an expense limitation agreement (“Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding dividend expenses on short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with U.S. GAAP, the cost of “Acquired Fund Fees and Expenses”, if any, and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class level expenses, administration fees and reimburse expenses in order to maintain expense limitations for the Funds as follows:

				Institutional
Fund	Class A	Class C	Class Y	Class
International Value Fund	1.36%	2.11%	1.11%	0.96%
Small Cap Growth Fund	1.60%	2.35%	1.35%	1.25%
Small Company Value Fund	1.20%	1.95%	0.95%	0.85%
Strategic Income Fund	0.94%	1.69%	0.69%	0.59%

These expense limitations will remain in effect until at least November 29, 2013 for all the Funds except for Small Cap Growth Fund. The expense limitation for Small Cap Growth Fund will remain in effect until at least April 27, 2014.

Prior to September 10, 2012, the Former Advisor was contractually obligated to maintain the expense limitations for the Funds as follows:

				Institutional
Fund	Class A	Class B*	Class C	Class**
International Value Fund	1.37%	2.12%	2.12%	1.12%
Small Cap Growth Fund	1.60%	2.35%	2.35%	1.35%
Small Company Value Fund	1.20%	1.95%	1.95%	0.95%
Strategic Income Fund	0.94%	1.69%	1.69%	0.69%

*	The Funds had Class B shares outstanding immediately prior to the reorganization, which were exchanged for Class A Shares of the corresponding Touchstone Fund.

**	The Funds had Institutional Class shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the corresponding Touchstone Fund.

For the period September 10, 2012 through March 31, 2013, the Advisor and/or affiliates waived investment advisory fees and administration fees or reimbursed expenses, including 12b-1 fees of the Funds as follows:

65

Notes to Financial Statements

March 31, 2013 (Continued)

	Investment		Other
	Advisory	Administration	Operating
	Fees	Fees	Expenses
Fund	Waived	Waived	Reimbursed
International Value Fund	$121,470	$106,633	$40,816
Small Cap Growth Fund	—	16,318	74,785
Small Company Value Fund	55,346	34,409	51,512
Strategic Income Fund	269,626	281,457	27,967

For the period August 1, 2012 through September 9, 2012, the Former Advisor accrued and waived investment advisory fees of the Funds, which are included in the Investment Advisory Fees and fees waived or reimbursed by the Advisor or affiliates on the Statement of Operations, as follows:

	Investment	Investment
	Advisory	Advisory
Fund	Fees Accrued	Fees Waived
International Value Fund	$141,519	$46,265
Small Cap Growth Fund	44,902	38,662
Small Company Value Fund	50,718	35,743
Strategic Income Fund	304,383	175,839

Effective September 10, 2012, under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. As of March 31, 2013, the Advisor may seek recoupment of previously waived and reimbursed fees as follows:

Expiration
March 31,
Fund	2016
International Value Fund	$258,059
Small Cap Growth Fund	56,376
Small Company Value Fund	129,064
Strategic Income Fund	560,678

The Advisor did not recover any recoupment for the period September 10, 2012 through March 31, 2013.

For the period August 1, 2012 through September 9, 2012, the Former Advisor was entitled to recover amounts waived or reimbursed by a Fund. The Former Advisor did not recover waived and reimbursed fees on the Funds.

For the period August 1, 2011 to July 31, 2012, the Former Advisor waived investment advisory fees of the Funds as follows:

Investment
Advisory
Fees
Fund	Waived
International Value Fund	$341,689
Small Company Value Fund	69,602
Strategic Income Fund	1,026,474

66

Notes to Financial Statements

March 31, 2013 (Continued)

ADMINISTRATION AGREEMENT

Effective September 10, 2012, the Funds became a part of the Trust’s Administration Agreement, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, the Touchstone Institutional Funds Trust and the Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets over $10 billion. The fee is allocated among the funds of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, the Touchstone Institutional Funds Trust and the Touchstone Variable Series Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to The Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

Prior to September 10, 2012, FTAM served as the administrator (the “Former Administrator”) to the Funds. For its services, the Funds paid the Former Administrator a fee which was computed daily and paid monthly based on the average daily net assets of the Funds as shown in the table below. The fees were prorated among the Funds based upon their average daily net assets.

Former Administration Fee	Average Daily Net Assets
0.20%	Up to $1 billion
0.18%	In excess of $1 billion up to $2 billion
0.17%	In excess of $2 billion

For certain Funds, FTAM voluntarily agreed to waive a portion of its administration fee. The Small Company Value Fund was also subject to an annual $20,000 minimum fee. FTAM contractually agreed to waive fees or reimburse all Funds pursuant to an expense limitation agreement.

For the period August 1, 2012 through September 9, 2012, the Former Administrator accrued and waived administration fees of the Funds, which are included in the Administration fees and fees waived or reimbursed by the Advisor or affiliates on the Statement of Operations, as follows:

	Administration	Administration
	Fees	Fees
Fund	Accrued	Waived
International Value Fund	$24,818	$24,818
Small Cap Growth Fund	7,874	7,874
Small Company Value Fund	9,883	9,883
Strategic Income Fund	53,379	53,379

For the period August 1, 2011 to July 31, 2012, the Former Administrator waived administration fees of the Funds as follows:

Administration
Fees
Fund	Waived
International Value Fund	$84,767
Small Cap Growth Fund	185,744
Small Company Value Fund	176,150
Strategic Income Fund	347,761

67

Notes to Financial Statements

March 31, 2013 (Continued)

TRANSFER AGENT AGREEMENT

Effective September 10, 2012, under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies. Prior to September 10, 2012, FTAM provided certain transfer agent services.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

Effective September 10, 2012, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

For the period ended September 10, 2012 through March 31, 2013, the Funds accrued the following distribution fees for Class A shares and distribution and shareholder servicing fees for Class C shares, respectively, which are included in the distribution and shareholder servicing expenses on the Statement of Operations.

		Distribution
		and
		Shareholder
	Distribution	Servicing
	Expense	Expenses
	Accrued	Accrued
Fund	Class A	Class C
International Value Fund	$10,169	$1,038
Small Cap Growth Fund	21,628	21,431
Small Company Value Fund	3,672	8,242
Strategic Income Fund	75,691	146,038

Prior to September 10, 2012, the Funds had a Distribution Plan (the “Former Plan”) pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. was the distributor/principal underwriter (the “Former Distributor”). Under the terms of the Plan, the Funds compensated the Former Distributor from the net assets of the Funds’ Class A, Class B, and Class C shares to finance activities intended to result in the sales of each Fund’s shares. The Plan provided that the Funds incurred fees accrued daily and paid monthly to the Former Distributor at annual rates up to or equal to 0.25% for Class A shares, 1.00% for Class B shares, and 0.75% for Class C shares based on average daily net assets of the respective classes in the Plan. In addition, the Funds had a Shareholder Servicing Plan with the Former Distributor with respect to Class C shares. The Former Distributor, as well as other financial institutions received fees computed at a rate of up to 0.25%, based on average daily net assets. For the period August 1, 2012 through September 9, 2012, the Former Distributor received the following fees, which are included in the distribution and shareholder servicing expenses on the Statement of Operations.

68

Notes to Financial Statements

March 31, 2013 (Continued)

	Distribution	Distribution	Shareholder
	Expense	Expense	Servicing Expense
	Accrued	Accrued	Accrued
Fund	Class A	Class C	Class C
International Value Fund	$1,591	$210	$36
Small Cap Growth Fund	3,236	2,536	815
Small Company Value Fund	527	1,178	337
Strategic Income Fund	10,618	16,012	5,263

UNDERWRITING AGREEMENT

Effective September 10, 2012, the Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the following Funds for the period September 10, 2012 through March 31, 2013:

Fund	Amount
International Value Fund	$1,937
Small Cap Growth Fund	7,849
Small Company Value Fund	3,118
Strategic Income Fund	220,410

In addition, the Underwriter collected CDSC on the redemption of Class C shares of the following Funds for the period September 10, 2012 through March 31, 2013:

Fund	Amount
Small Cap Growth Fund	$313
Small Company Value Fund	310
Strategic Income Fund	2,729

Prior to September 10, 2012, the Former Distributor earned commissions on certain sales of Class A shares as well as CDSC on certain redemptions of Class A, Class B, and Class C shares. For the period August 1, 2012 through September 9, 2012, the Former Distributor earned the following commissions on Class A shares and CDSC on Class A, Class B, and Class C shares:

	Commissions	CDSC	CDSC	CDSC
Fund	Class A	Class A	Class B	Class C
International Value Fund	$15	$—	$19	$—
Small Cap Growth Fund	301	—	—	—
Small Company Value Fund	171	—	—	6
Strategic Income Fund	7,512	—	35	1,924

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Fifth Third Institutional Money Market Fund (an affiliate of the Former Advisor) and the Touchstone Institutional Money Market Fund for the eight months ended March 31, 2013, is as follows:

69

Notes to Financial Statements

March 31, 2013 (Continued)

	Share Activity
	Balance			Balance		Value
Fund	07/31/12	Purchases	Sales	03/31/13	Dividends	03/31/13
International Value Fund	19,659,316	79,793,829	(78,161,311)	21,291,834	$1,445	$21,291,834
Small Cap Growth Fund	3,917,629	13,199,922	(16,428,170)	689,381	1,402	689,381
Small Company Value Fund	2,236,290	36,952,251	(35,865,512)	3,323,029	426	3,323,029
Strategic Income Fund	9,388,244	94,681,980	(100,652,067)	3,418,157	3,275	3,418,157

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is the Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the eight months ended March 31, 2013 and the years ended July 31, 2012 and July 31, 2011 was as follows:

		International			Small Cap
		Value Fund			Growth Fund
	For the Eight			For the Eight
	Months Ended	Year Ended	Year Ended	Months Ended	Year Ended	Year Ended
	March 31,	July 31,	July 31,	March 31,	July 31,	July 31,
	2013	2012	2011	2013	2012	2011
From ordinary income	$3,533,117	$4,727,748	$5,411,319	$172,176	$—	$—
From long-term capital gains	—	—	—	1,906,955	—	—
	$3,533,117	$4,727,748	$5,411,319	$2,079,131	$—	$—

		Small Company			Strategic
		Value Fund			Income Fund
	For the Eight			For the Eight
	Months Ended	Year Ended	Year Ended	Months Ended	Year Ended	Year Ended
	March 31,	July 31,	July 31,	March 31,	July 31,	July 31,
	2013	2012	2011	2013	2012	2011
From ordinary income	$2,931,010	$167,449	$264,384	$8,931,021	$10,351,922	$6,592,368
From long-term capital gains	3,325,727	3,340,955	—	—	—	—
	$6,256,737	$3,508,404	$264,384	$8,931,021	$10,351,922	$6,592,368

70

Notes to Financial Statements

March 31, 2013 (Continued)

The following information is computed on a tax basis for each item as of March 31, 2013:

	International	Small Cap
	Value Fund	Growth Fund
Tax cost of portfolio investments	$147,469,016	$29,319,764
Gross unrealized appreciation	6,240,043	8,644,514
Gross unrealized depreciation	(5,918,232)	(2,109,409)
Net unrealized appreciation (depreciation)	321,811	6,535,105
Net unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currency	(49,165)	—
Accumulated capital and other losses	(125,606,111)	—
Post-October and Qualified Late-Year Losses	—	(28,987)
Undistributed ordinary income	1,533,102	543,955
Undistributed capital gains	—	750,747
Accumulated earnings (deficit)	$(123,800,363)	$7,800,820

	Small
	Company	Strategic
	Value Fund	Income Fund
Tax cost of portfolio investments	$41,826,755	$270,087,391
Gross unrealized appreciation	3,117,493	18,080,110
Gross unrealized depreciation	(1,091,902)	(4,175,652)
Net unrealized appreciation (depreciation)	2,025,591	13,904,458
Net unrealized appreciation (depreciation) on future contracts, foreign currency contracts and translation of other assets and liabilities denominated in foreign currency	—	(144,203)
Accumulated capital and other losses	—	(15,615,512)
Other temporary differences	—	(57,163)
Undistributed ordinary income	1,591,307	—
Undistributed capital gains	152,959	—
Accumulated earnings (deficit)	$3,769,857	$(1,912,420)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, preferred securities and other investment companies.

As of March 31, 2013, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Short Term Expiring On			No Expiration	No Expiration
Fund	2017	2018	2019	Short Term *	Long Term *	Total
International Value Fund	$49,777,567	$70,912,135	$—	$4,916,409	$—	$125,606,111
Strategic Income Fund	—	5,414,300	10,201,212	—	—	15,615,512

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act are effective for the Funds’ fiscal year ending March 31, 2013. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

71

Notes to Financial Statements

March 31, 2013 (Continued)

During the eight months ended March 31,2013 the following Funds utilized capital loss carryforwards:

Fund	Amount
International Value Fund	$12,619,704
Small Company Value Fund	122,727
Strategic Income Fund	2,776,233

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred ) and treated as occurring on the first day of the following fiscal year. For the fiscal period ended March 31, 2013, the following Fund elected to defer the following losses:

	Realized	Realized
	Short-Term	Long-Term	Ordinary
Fund	Capital Losses	Capital Losses	Losses
Small Cap Growth Fund	$—	$—	$28,987

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended July 31, 2009 through March 31, 2013) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications, which are primarily attributed to the tax treatment of reclassifications of currency from capital gains to ordinary income, paydown gains/losses on pooled investments, investments in passive foreign investment companies, redesignation of dividends paid, adjustments for redemptions in kind, adjustments for preferred securities and swap investments have been made to the following Funds for the eight months ended March 31, 2013:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
International Value Fund	$297	$25,420	$(25,717)
Small Cap Growth Fund	(262,003)	50,439	211,564
Small Company Value Fund	105	(139)	34
Strategic Income Fund	23,461	(232,121)	208,660

6. Commitments and Contingencies

The Funds indemnify The Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or

72

Notes to Financial Statements

March 31, 2013 (Continued)

diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

8. Risks Associated with Credit

An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

9. Risks Associated with Interest Rate

As interest rates rise, the value of fixed-income securities the Funds owns will be likely to decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed-income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

10. Fund Mergers

On September 5, 2012, the Shareholders of the Fifth Third Funds (the “Reorganizing Funds”) approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of each Reorganizing Fund to the corresponding Touchstone shell Fund as noted below, effectively acting as a shell organization. In a shell reorganization, the surviving shell fund assumes the financial and performance history of the acquired fund. The merger took place on September 10, 2012. The Funds’ fiscal year end was changed to March 31.

		Net	Shares
Reorganizing Funds*	Touchstone Funds	Assets	Outstanding
Fifth Third International Equity Fund	International Value Fund	$112,680,107	15,128,870
Fifth Third Micro Cap Value Fund	Small Cap Growth Fund	37,623,112	8,102,256
Fifth Third Small Cap Value Fund	Small Company Value Fund	43,877,380	2,282,753
Fifth Third Strategic Income Fund	Strategic Income Fund	272,087,369	25,088,186

*	The Funds had Class B shares and Institutional Class shares outstanding immediately prior to the reorganization. Class B shares were exchanged for Class A shares and Institutional Class shares became Class Y shares of the corresponding Touchstone Fund. On September 10, 2012, the Funds began issuing new Institutional Class shares.

The following is a summary of shares outstanding, net assets and net asset value per share for the merger of Class B into Class A immediately before and after the September 10, 2012 reorganization:

	Before Reorganization		Class A Shares Issued		After Reorganization
	Class A	Class B			Class A
International Value Fund
Shares outstanding	970,419	20,936	—		991,153
Shares Issued	—	—	20,734	(A)	—
Net Assets	$7,220,692	$154,261	—		$7,374,953
Net Asset Value	$7.44	$7.37	—		$7.44

73

Notes to Financial Statements

March 31, 2013 (Continued)

	Before Reorganization		Class A Shares Issued		After Reorganization
	Class A	Class B			Class A
Small Cap Growth Fund
Shares outstanding	3,407,681	36,022	—		3,439,364
Shares Issued	—	—	31,683	(B)	—
Net Assets	$15,470,242	$143,842	—		$15,614,084
Net Asset Value	$4.54	$3.99	—		$4.54

Small Company Value Fund
Shares outstanding	121,898	14,403	—		135,438
Shares Issued	—	—	13,540	(C)	—
Net Assets	$2,319,750	$257,661	—		$2,577,411
Net Asset Value	$19.03	$17.89	—		$19.03

Strategic Income Fund
Shares outstanding	4,641,586	32,946	—		4,674,477
Shares Issued	—	—	32,891	(D)	—
Net Assets	$50,303,845	$356,537	—		$50,660,382
Net Asset Value	$10.84	$10.82	—		$10.84

(A)	Reflects a 0.9903:1 stock split which occurred on the date of reorganization, September 10, 2012.
(B)	Reflects a 0.8796:1 stock split which occurred on the date of reorganization, September 10, 2012.
(C)	Reflects a 0.9401:1 stock split which occurred on the date of reorganization, September 10, 2012.
(D)	Reflects a 0.9986:1 stock split which occurred on the date of reorganization, September 10, 2012.

11. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date financial statements were issued.

Effective April 26, 2013, the Touchstone Micro Cap Value Fund was renamed the Touchstone Small Cap Growth Fund and seeks long-term capital growth as its investment goal by investing, under normal circumstances, at least 80% of its assets in equity securities of small-cap companies. The Board of Trustees also approved the selection of Apex Capital Management, Inc., as sub-advisor to the Small Cap Growth Fund and the termination of Russell Implementation Services, Inc., the Small Cap Growth Fund’s interim sub-advisor. Additionally, the Board of Trustees approved breakpoints in both the Small Cap Growth Fund’s advisory and sub-advisory fees, which will lower the management fee for shareholders as the Small Cap Growth Fund grows. Finally, the Board of Trustees approved lowering the Small Cap Growth Fund’s total operating expense limitation, which will reduce total shareholder expenses.

At a meeting of the Board of Trustees (the “Board”) held on May 23, 2013, the Board approved a reorganization providing for the transfer of all assets and liabilities of the Touchstone Diversified Small Cap Growth Fund into the Touchstone Small Cap Growth Fund, pursuant to an agreement and plan of reorganization. Both Funds are series of the Touchstone Strategic Trust. The shareholders of the Touchstone Diversified Small Cap Growth Fund will receive shares of the Touchstone Small Cap Growth Fund. The Touchstone Diversified Small Cap Growth Fund will be subsequently liquidated. The reorganization is expected to occur on or about August 23, 2013.

There were no other subsequent events that necessitated recognition or disclosure on the Funds’ financial statement.

74

Report of Independent Registered Public Accounting Firm

To the members of the Board of Trustees and Shareholders of Touchstone Strategic Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Touchstone International Value Fund (formerly Fifth Third International Equity Fund),Touchstone Small Cap Growth Fund (formerly Touchstone Micro Cap Value Fund, formerly Fifth Third Micro Cap Value Fund), Touchstone Small Company Value Fund (formerly Fifth Third Small Cap Value Fund), and Touchstone Strategic Income Fund (formerly Fifth Third Strategic Income Fund) (four of the funds constituting the Touchstone Strategic Trust, hereafter referred to as the “Funds”) at March 31, 2013 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado

May 23, 2013

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Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates in 2013. The Funds intend to pass through the maximum allowable percentage for 1099s.

International Value Fund	100.00%
Small Cap Growth Fund	72.09%
Small Company Value Fund	25.47%
Strategic Income Fund	29.58%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal period ended March 31, 2013 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for 1099s.

International Value Fund	0.16%
Small Cap Growth Fund	78.00%
Small Company Value Fund	26.41%
Strategic Income Fund	30.20%

For the fiscal year ended March 31, 2013, the Small Cap Growth Fund and Small Company Value Fund designates $1,906,955 and $3,478,686 respectively as long-term capital gains.

Foreign Tax Income & Foreign Tax Credit

International Value Fund intends to pass through a foreign tax credit to their respective shareholders. For the period ended March 31, 2013, the total amount of foreign source income is $2,007,234 or $0.12 per share. The total amount of foreign taxes to be paid is $115,898 or $0.007 per share. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the 12-month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

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Other Items (Unaudited)

(Continued)

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 through March 31, 2013).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the six months ended March 31, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect on any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Period
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2013	2012	2013	2013*
Touchstone International Value Fund
Class A	Actual	1.36%	$1,000.00	$1,066.10	$7.01
Class A	Hypothetical	1.36%	$1,000.00	$1,018.15	$6.84

Class C	Actual	2.11%	$1,000.00	$1,061.80	$10.85
Class C	Hypothetical	2.11%	$1,000.00	$1,014.41	$10.60

Class Y	Actual	1.05%	$1,000.00	$1,068.00	$5.41
Class Y	Hypothetical	1.05%	$1,000.00	$1,019.70	$5.29

Institutional Class	Actual	0.96%	$1,000.00	$1,068.00	$4.95
Institutional Class	Hypothetical	0.96%	$1,000.00	$1,020.14	$4.84

Touchstone Small Cap Growth Fund
Class A	Actual	1.60%	$1,000.00	$1,117.30	$8.45
Class A	Hypothetical	1.60%	$1,000.00	$1,016.95	$8.05

Class C	Actual	2.35%	$1,000.00	$1,112.70	$12.38
Class C	Hypothetical	2.35%	$1,000.00	$1,013.21	$11.80

Class Y	Actual	1.35%	$1,000.00	$1,119.50	$7.13
Class Y	Hypothetical	1.35%	$1,000.00	$1,018.20	$6.79

Institutional Class	Actual	1.25%	$1,000.00	$1,121.90	$6.61
Institutional Class	Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29

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Other Items (Unaudited)

(Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Period
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2013	2012	2013	2013*
Touchstone Small Company Value Fund
Class A	Actual	1.20%	$1,000.00	$1,153.70	$6.44
Class A	Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04

Class C	Actual	1.95%	$1,000.00	$1,149.40	$10.45
Class C	Hypothetical	1.95%	$1,000.00	$1,015.21	$9.80

Class Y	Actual	0.95%	$1,000.00	$1,154.90	$5.10
Class Y	Hypothetical	0.95%	$1,000.00	$1,020.19	$4.78

Institutional Class	Actual	0.85%	$1,000.00	$1,155.80	$4.57
Institutional Class	Hypothetical	0.85%	$1,000.00	$1,020.69	$4.28

Touchstone Strategic Income Fund
Class A	Actual	0.94%	$1,000.00	$1,032.60	$4.76
Class A	Hypothetical	0.94%	$1,000.00	$1,020.24	$4.73

Class C	Actual	1.69%	$1,000.00	$1,029.10	$8.55
Class C	Hypothetical	1.69%	$1,000.00	$1,016.50	$8.50

Class Y	Actual	0.63%	$1,000.00	$1,035.10	$3.20
Class Y	Hypothetical	0.63%	$1,000.00	$1,021.79	$3.18

Institutional Class	Actual	0.59%	$1,000.00	$1,034.30	$2.99
Institutional Class	Hypothetical	0.59%	$1,000.00	$1,021.99	$2.97

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period).

Basis for Board's Approval of Sub-Advisory Agreements

At a meeting held on January 15, 2013, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved an interim Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”) with respect to Touchstone Micro Cap Value Fund (the “Fund”) between Touchstone Advisors, Inc. (the “Advisor”) and Russell Implementation Services, Inc. (the “Interim Sub-Advisor”). At the January meeting, management proposed that the Interim Sub-Advisor manage the Fund until a permanent sub-advisor was chosen. Also at that meeting, the Board approved changes to the Fund’s principal investment strategies. At a meeting held on February 21, 2013, the Board of the Trust, and by a separate vote, the Independent Trustees of the Trust, approved a Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) with respect to the Fund between the Advisor and Apex Capital Management, Inc. (the “New Sub-Advisor”). At the February meeting, the Board also approved the Amended and Restated Schedule 1 to the Advisory Agreement between the Trust and the Advisor that added breakpoints to the advisory fee, the termination of the Interim Sub-Advisory Agreement, a change in the principal investment strategies of the Fund, and the change in the name of the Fund to Touchstone Small Cap Growth Fund. The aforementioned changes were to become effective on April 26, 2013.

In determining whether to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that approvals of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement were in the best interest of the Fund and its shareholders. The Board took into account certain information and materials relating to the Fund, the Advisor, the Interim Sub-Advisor, and the New Sub-Advisor that the Board had received prior

78

Other Items (Unaudited)

(Continued)

to the meetings. The information provided to the Board included: (1) a comparison of the Fund’s proposed sub-advisory fee to be paid to the New Sub-Advisor and other fees and anticipated expense ratios with those of a comparable fund; (2) performance information of a comparable fund managed by the New Sub-Advisor; and (3) information about the Advisor’s, the Interim Sub-Advisor’s, and the New Sub-Advisor’s personnel. Prior to voting, the Independent Trustees reviewed the proposed Interim Sub-Advisory Agreement and New Sub-Advisory Agreement with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the Sub-Advisory Agreements with respect to the Fund.

In approving the Fund’s Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Board considered various factors with respect to the Fund, the Interim Sub-Advisory Agreement, and the New Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel providing such services;(2) the Interim Sub-Advisor’s and the New Sub-Advisor’s proposed compensation; (3) a comparison of the proposed sub-advisory fee to be paid to the New Sub-Advisor and the performance of a comparable fund managed by the New Sub-Advisor; and (4) the terms of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by each Sub-Advisor. The Board also considered each Sub-Advisor’s levels of knowledge and investment styles. The Board reviewed the experience and credentials of the applicable investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board noted the Interim Sub-Advisor’s established track record and experience in transition management. The Board noted that the Interim Sub-Advisory Agreement would be terminated once the Board approved a permanent sub-advisor for the Fund.

Sub-Advisor’s Compensation. The Board took into consideration the financial condition of each Sub-Advisor and any indirect benefits to be derived by them and their affiliates from their relationship with the Fund. In considering the anticipated profitability to the Interim Sub-Advisor and the New Sub-Advisor of their relationship with the Fund, the Board noted the undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fees under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will be paid by the Advisor out of the advisory fees that it will receive under the Investment Advisory Agreement and are negotiated at arm’s-length. As a consequence, the anticipated profitability to the Interim Sub-Advisor and the New Sub-Advisor of their relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the Fund to be a substantial factor in its consideration.

Sub-Advisory Fees and Fund Performance. The Board considered that the Fund will pay an advisory fee to the Advisor and that the Advisor will pay a sub-advisory fee to the Interim Sub-Advisor and the New Sub-Advisor, as applicable, out of the advisory fee it receives from the Fund. The Board considered the amount to be retained by the Advisor and the sub-advisory fee to be paid to each Sub-Advisor with respect to the various services to be provided by the Advisor, the Interim Sub-Advisor, and the New Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with the Interim Sub-Advisor and the New Sub-Advisor at arm’s-length. The Board noted that the Interim Sub-Advisor’s proposed sub-advisory fee was lower than the fee paid to the prior sub-advisor. The Board also noted that the New Sub-Advisor’s proposed sub-advisory fee schedule contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board considered the proposed sub-advisory fee for the Fund with respect to each Sub-Advisor and concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be received by the Fund and the other factors considered.

The Board noted that in its search for a permanent sub-advisor to the Fund, the Advisor had been unable to find a suitable sub-advisor that utilized a micro cap strategy. The Board also noted that the Advisor had selected the small cap growth strategy managed by the New Sub-Advisor as a suitable replacement for the micro cap

79

Other Items (Unaudited)

(Continued)

strategy of the Fund from among a number of strategies the Advisor had considered. The Board considered the performance of a fund managed by the New Sub-Advisor that utilized the small cap growth strategy that the New Sub-Advisor proposed to use in managing the Fund.

As noted above, the Board considered each Sub-Advisor’s performance record. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Trust’s other sub-advisors. The Board was mindful of the Advisor’s focus on the performance of sub-advisors and the Advisor’s ways of addressing underperformance, where appropriate.

Conclusion. In considering the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) each Sub-Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment goals and policies; (b) each Sub-Advisor maintains an appropriate compliance program; (c) the Fund’s proposed advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisors; and (e) each Sub-Advisor’s proposed investment strategies are appropriate for pursuing the investment goals of the Fund. Based on its conclusions, the Board determined that approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders.

80

Management of the Trust (Unaudited)

Listed below is basic information regarding The Trustees and principal officers of The Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

				Number
				of Funds
				Overseen
		Term of		in the	Other
Name	Position(s)	Office[2] And		Touchstone	Directorships
Address	Held with	Length of	Principal Occupation(s)	Fund	Held During the Past
Age	Trust	Time Served	During the Past 5 Years	Complex[3]	5 Years[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	52	Director of LaRosa’s (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker- dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust’s distributor), Touchstone Advisors (the Trust’s investment advisor and administrator) and W&S Brokerage Services (a brokerage company) and W&S Financial Group Distributors (a distribution company).
Independent Trustees:
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	52	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.
H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	None	52	BASCO Shower Enclosures (a design and manufacturing company) from 2000 to present; Hebrew Union College - Jewish Institute of Religion from 1990 to present.

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Management of the Trust (Unaudited)

(Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the	Other
Name	Position(s)	Office[2] And		Touchstone	Directorships
Address	Held with	Length of	Principal Occupation(s)	Fund	Held During the
Age	Trust	Time Served	During the Past 5 Years	Complex[3]	Past 5 Years[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2003-2008.	52	Riverfront Mutual Funds (until 2008).
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 11/2012 to present.	52	Trustee of Gateway Trust (a mutual fund) from 2006-2009, Trustee of Cincinnati Parks Foundation (a charitable organization) from 2000 to present; Trustee of Episcopal Retirement Homes Foundation from 1998-2011.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

[3]	The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Touchstone Tax-Free Trust, 14 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust, and 11 variable annuity series of Touchstone Variable Series Trust.
[4]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

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Management of the Trust (Unaudited)

(Continued)

Principal Officers':

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000- 2002	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007- 2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003-2010.
Michael Moser Western & Southern Financial Group 303 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc.
Elizabeth R. Freeman BNY Mellon Investment Servicing (US) Inc. 201 Washington Street, 34th Floor Boston, MA Year of Birth: 1962	Secretary	Until resignation, removal or disqualification. Secretary since 2011	Managing Director and Senior Counsel at BNY Mellon Investment Servicing (US) Inc.

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

87

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year are $88,350 for 2013. The Funds were acquired by the Touchstone Strategic Trust on September 10, 2012.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 for 2013. The Funds were acquired by the Touchstone Strategic Trust on September 10, 2012.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $19,200 for 2013. The Funds were acquired by the Touchstone Strategic Trust on September 10, 2012.

All Other Fees

(d)	There were no fees for all other services to Touchstone Strategic Trust not included above.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $19,200 for 2013. The Funds were acquired by the Touchstone Strategic Trust on September 10, 2012.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	6/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	6/3/13

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	6/3/13

* Print the name and title of each signing officer under his or her signature.